UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CCA Industries, Inc.
(Name of Registrant as Specified in Its Charter)
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Letter to Our Shareholders

July 20, 2015

Dear Fellow Shareholders:

President John F. Kennedy once said:
Change Is The Law Of Life.
And Those Who Look Only To The Past Or Present
Are Certain To Miss The Future.
We at CCA Industries, Inc., are determined to drive the change necessary to ensure that our future is far more productive than our past and present.
In this spirit, we aggressively enacted a broad restructuring plan that was approved by the Company’s Board of Directors in late fiscal 2013 and activated in February 2014. This effort, as previously reported, is on track and has squeezed over $7 Million in expenses out of the Company. This includes a reduction in personnel from over 90 in late 2013 to less than 25 planned by the end of the third quarter of fiscal 2015, the outsourcing of our warehousing, shipping, order processing, invoicing and other administrative functions, the sub-letting of our old facility in East Rutherford, New Jersey and rental of smaller office space at a substantial cost savings and more focused deployment of our cooperative advertising programs. In addition, the Company had two non-performing brands, Gel Perfect nail polish, which was discontinued and Mega-T dietary supplement which was sold.
Importantly, however, we recognize that “Cleaning Out CCA’s Closets” and transforming its infrastructure to better meet the dynamics of the market place is only the beginning of our journey. Our journey’s ultimate focus is to propel profitable growth by leveraging the equity power of our brands to create sustained shareholder value.
To this end, we are now laying the foundation necessary to fully optimize the return on our business building efforts by:

•	Rebuilding our brands distribution base lost in major accounts

•	Restoring our brands diminished connection to its primary consumer

•	Enhancing our brands shelf merchandising presence, and

•	Creating brand extensions that fit the brands profile and consumer needs.
Business restoration efforts, across the board, are well underway, but our businesses were diminished over an extended period of time because of weak and or poorly designed marketing and sales efforts. Today, we believe that we have the People, the Principles and the Products to get our core business units running on all eight cylinders but it will require a concerted and consistent effort before we fully realize results.
That said, we are confident that CCA is a stronger platform business today than we have had for sometime. We recognize that we are not there yet-the sea is still choppy, and work remains to fully retool, recharge and recapitalize our consumer goods platform, but we believe we are on course and have the resources to deliver a company built for the new millennium.

We extend true thanks to you, our Board of Directors and all CCA employees for your continued support as we transform the Company and chart its future course.
Sincerely,
/s/ Richard Kornhauser
Richard Kornhauser
Chief Executive Officer and President

/s/ Stanley Kreitman
Stanley Kreitman
Chairman of the Board

CCA INDUSTRIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 13, 2015

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of CCA INDUSTRIES, INC., a Delaware corporation (hereinafter, the “Company” or "CCA") will be held on August 13, 2015, at 2:00 p.m Eastern Daylight Savings Time, at the offices of the Company, 65 Challenger Road, Ridgefield Park, New Jersey 07660, for the following purposes:

Management Proposals

1.
To elect as directors the seven nominees named in the attached Proxy Statement (four of whom are to be elected by the Class A Common Stock Shareholders and three of whom are to be elected by Common Stock Shareholders).

2.	To approve on an advisory basis, the Company's executive compensation.

3.	To approve the 2015 CCA Industries, Inc. Incentive Plan.

4.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending November 30, 2015.

Such other business, if any, as may properly come before the meeting or any adjournment thereof, shall also be considered.

The identified proposals are more fully described, and related information is presented, in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on July 20, 2015 are entitled to notice of the meeting, and to vote at the meeting and at any continuation or adjournment thereof.

Your vote is very important. All shareholders are requested to be present at the meeting in person or by proxy so that a quorum may be ensured. As an alternative to attending the meeting and voting in person, you may vote via the telephone or internet, or by completing and returning the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Stanley Kreitman
Chairman of the Board

Ridgefield Park NJ
July 20, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, YOU ARE URGED TO EITHER VOTE BY TELEPHONE OR INTERNET, OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES AND IN THE ENVELOPE PROVIDED WITH THE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 2015.
Our Notice of Annual Meeting, Proxy Statement, Letter to Shareholders and Annual Report are available online at:
www.ccaindustries.com/2015

TABLE OF CONTENTS

CCA INDUSTRIES, INC.
65 Challenger Road
Ridgefield Park, New Jersey 07660
www.ccaindustries.com

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of CCA INDUSTRIES, INC., a Delaware corporation (hereinafter, the “Company”), for use at its Annual Meeting of Shareholders to be held on August 13, 2015, at 2:00 p.m Eastern Daylight Savings Time ("EDST"), at the Company’s principal executive offices, 65 Challenger Rd, Suite 340, Ridgefield Park, New Jersey 07660 (hereinafter the “Annual Meeting”). Shareholders of record on July 20, 2015 will be entitled to vote. The Company has made the proxy materials available to the shareholders of record at www.ccaindustries.com/2015 beginning on July 22, 2015 and the proxy materials are being mailed to the shareholders on or about July 22, 2015.

IMPORTANT VOTING INFORMATION

Abstentions and Broker Non-Votes. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions occur when shareholders are deemed present at the Annual Meeting but choose to withhold their vote for any of the matters upon which the shareholders are voting. “Broker non-votes” occur when certain holders of record (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the Annual Meeting, and do not have discretionary authority to vote those shares if they do not receive timely instructions from the beneficial owners. At the Annual Meeting, brokers will not have discretionary authority to vote on Proposal No. 1, Election Of Directors, Proposal No. 2, Advisory Vote on Executive Compensation or Proposal No. 3, Approval of the 2015 CCA Industries, Inc. Incentive Plan; however, brokers will have discretionary authority to vote on Proposal No. 4, Ratification of Appointment of Auditors.

You may vote “FOR” or “WITHHOLD AUTHORITY” for each director nominee. If you vote “WITHHOLD AUTHORITY,” your vote will be counted for purposes of determining the presence of a quorum. You may vote “FOR”, “AGAINST” or “ABSTAIN” on the Company’s proposals to approve, on an advisory basis, its executive compensation, to approve the 2015 CCA Industries, Inc. Incentive Plan and to ratify the appointment of our independent registered public accounting firm.

VOTING INSTRUCTIONS FOR HOLDERS OF COMMON STOCK

The Company, as provided in its Certificate of Incorporation, has two authorized classes of common stock, denominated Common Stock and Class A Common Stock, and one authorized class of preferred stock, denominated Preferred Stock.

As of July 20, 2015, the record date for the Annual Meeting, there were 6,038,982 shares of Common Stock and 967,702 shares of Class A Common Stock outstanding. There are no outstanding shares of Preferred Stock.

Holders of Common Stock and holders of Class A Common Stock are entitled to one vote for each share of stock held, and the voting and other rights of each class are equivalent, except in respect to the election of directors. The Class A Common Stock shareholders have the right to elect four directors and the Common Stock shareholders have the right to elect three directors.

A quorum, counting proxies and shares represented in person at the Annual Meeting, is necessary for the voting upon proposals proposed by management, and other business that may properly come before the Annual Meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is a quorum for the election of directors to be elected by the holders of Common Stock, and the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Class A Common Stock is a quorum for the election of directors to be elected by holders of Class A Common Stock. For matters on which the shareholders vote together as a single class, the presence at the meeting, in person or by proxy, of the holders of a majority of all outstanding shares entitled to vote at the meeting constitutes a quorum.

Election of directors is by a plurality vote of the respective class. Approval, on an advisory basis, of the Company's executive compensation, approval of the 2015 CCA Industries, Inc. Incentive Plan, and ratification of the appointment of the Company’s independent registered public accountants requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposals, provided a quorum is present at the Annual Meeting.

How to Vote:

You may vote in person at the Annual Meeting, by telephone, internet or by proxy. Even if you plan to attend the Annual Meeting, we encourage you to vote by following the internet or telephone voting instructions on the enclosed proxy voting instructions in advance of the Annual Meeting or by completing, signing and returning your proxy card.

In Person:

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. If your shares are held in the name of a broker or other nominee, we will allow you to attend the Annual Meeting upon presentation from the brokerage company of an account statement, letter or other evidence satisfactory to us of your beneficial ownership of the shares; however, in order to vote in person at the meeting, you must obtain a proxy from your broker or other nominee, and bring that proxy to the meeting.

Internet:

To vote online, go to www.voteproxy.com as set forth on the enclosed proxy voting instructions and follow the on-screen instructions. You will need the control number on the enclosed proxy voting instructions to vote online. You may vote online until 11:59PM EST the day before the meeting.

Telephone:

To vote by telephone, call toll-free 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. You will need the control number on the enclosed proxy voting instructions to vote by telephone. You may vote by telephone until 11:59PM EST the day before the meeting.

Mail:

To vote by mail, please send your completed, signed and dated proxy card in the enclosed postage-paid return envelope as soon as possible.

Revocation:

You have the power to revoke your proxy at any time before its exercise. Thus, it may be revoked prior to its exercise by the filing of an instrument of revocation, or a duly executed proxy bearing a later date, with the Secretary of the Company at the Company’s principal executive office or by entering new instructions by internet or telephone. You can also revoke a filed proxy by attending the meeting and voting in person.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHER CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of the Company’s Common Stock, Class A Common Stock and of all shares outstanding as of June 30, 2015 by (i) each of the directors and director nominees named herein, (ii) each of the named executive officers listed in the summary compensation table and (iii) all current officers and directors as a group. Other than as noted below, the Company is not aware of any person, who, or as group which, beneficially owns more than five percent (5%) of any class of the Company’s equity securities as of June 30, 2015. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares owned (subject to community property laws, where applicable).

Beneficial Ownership of Equity Securities

	Number of Shares Owned		Ownership Percentage of	Ownership Percentage of	Ownership Percentage of	Option/	Ownership Percent Assuming
		Class A	Common Stock	Class A Stock	All Shares	Warrant Shares	Option/Warrant
Name	Common Stock	Common Stock	Outstanding	Outstanding	Outstanding	(exercis-able within 60 days)	Exercise (within 60 days)

Josephine Belli	—	—	—%	—%	—%	—	*
Stanley Kreitman	14,200	—	*	—%	*	—	*
Robert Lage	—	—	—%	—%	—%	—	*
Richard Kornhauser	5,486	—	*	—%	*	20,000	*
Stephen A. Heit	2,680	—	*	—%	*	—	*
Drew Edell (6)	—	—	—	—	—	—	*
Christopher Hogg	—	—	—	—	—	—	*
Lance Funston (1)	219,958	967,702	3.6%	100.0%	17.0%	—	17.0%
Sardar Biglari (2)	776,259	—	12.9%	—%	11.1%	—	11.1%
Renaissance Technologies, LLC (3)	317,300	—	5.3%	—%	4.5%	—	4.5%
Capital Preservation Solutions, LLC (4)	—	—	—%	—%	—%	1,892,744	21.3%
Officers/Directors/Nominees As a Group (7 persons)	242,324	967,702	4.0%	100.0%	17.3%	20,000	17.5%

* Represents less than one percent (1%) of the outstanding shares of the class.

(1) Includes shares owned by Capital Preservation Holdings, LLC which is controlled by Lance Funston. Richard Kornhauser and Stephen A. Heit have a minority interest in Capital Preservation Holdings, LLC, but do not have any voting rights.

(2) Based on information contained in Schedule 13-D/A filed on August 8, 2011 with the SEC by Biglari Holdings Inc., the amount reported included 388,130 shares held by Biglari Holdings Inc. until July 1, 2013. Based upon information in SEC Form 4, on July 1, 2013, the 388,130 shares held by Biglari Holdings Inc. were aquired by The Lion Fund, L.P.. ("The Lion Fund"), which when combined with the previous 388,129 shares held by The Lion Fund results in the total of 776,259 shares currently held by The Lion Fund. Biglari Capital Corp. ("BCC") is the general partner of The Lion Fund. Sardar Biglari is the founder, Chairman and Chief Executive Officer of BCC and has investment discretion over the securities owned by The Lion Fund. By virtue of these relationships, BCC and Sardar Biglari each expressly and respectively disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interest therein. The principal business address of each of Biglari Holdings, Inc., Sardar Biglari, BCC and The Lion Fund is 17802 IH 10 West, Suite 400, San Antonio, Texas 78257.

(3) Based on information contained in Schedule 13G under rule 13d-1, filed on February 12, 2015 with the SEC by Renaissance Technologies LLC ("RTC") and Renaissance Technologies Holdings Corporation ("RTHC"). The amount reported included

304,300 shares beneficially owned by RTHC, because of RTHC's majority ownership in RTC. The principal address for both entities is 800 Third Avenue, New York, New York 10022.

(4) Capital Preservation Solutions, LLC is owned by Lance Funston. On September 5, 2014, the Company entered into a Loan and Security Agreement (the "Agreement") with Capital Preservation Solutions, LLC ("Capital") for a $5,000,000 working capital line of credit and a term loan for working capital purposes not to exceed $1,000,000. Contemporaneously with the signing of the Agreement, the Company issued a Warrant to Purchase Common Stock (the "Warrant") to Capital whereby Capital may acquire upon exercise of the Warrant 1,892,744 shares of the Company's Common Stock. The Warrant may be exercised in whole or in part at any time during the exercise period which is five years from the date of the Warrant. The Warrant bears a purchase price of $3.17 per share, based on market price at closing on date of grant, subject to adjustments.

(5) The number of "Option /Warrant Shares" represents the number of shares that could be acquired upon exercise of the unexercised options/ warrants; and the percentage ownership figure denominated "Assuming Option/Warrant Exercise" assumes, per person, that unexercised options/warrants have been exercised and, thus, that subject shares have been purchased and are actually owned. In turn, the "assumed" percentage ownership figure is measured, for each owner, as if each had exercised such options, and purchased subject "option shares", and thus increased total shares actually outstanding, but that no other option owner had "exercised and purchased".

(6) Mr. Drew Edell is no longer an employee of CCA Industries, Inc. as of November 30, 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires our executive officers and directors and beneficial owners of more than ten percent of the Company's Common Stock to file reports regarding ownership of the Company's Common Stock with the SEC, and to furnish the Company with copies of all such filings. Based solely on a review of these filings, the Company believes that all such filings were timely made in fiscal 2014 except for a Form 4 filed late by Richard Kornhauser on May 5, 2014 reporting two late purchases that occurred in April 2014, a Form 4 filed by Mr. Kornhauser on May 19, 2014 reporting nine purchases that occurred on May 5 through May 8, 2014 and four late Forms 4 reporting the option grants to Mr. Kornhauser in February 2014 and to each of Messrs. Kreitman and Lage and Ms. Belli in October 2014.

EXECUTIVE OFFICERS OF THE COMPANY
The following individuals are the current executive officers of the Company:

Chief Executive Officer and President: Richard Kornhauser, 60 years old, joined CCA in October 2013 as Chief Executive Officer and President. Before joining CCA, he was Chief Executive Officer at RK Brands, LLC from July 2010 through September 2013. Previously, Mr. Kornhauser held senior management positions with FGX International as Chief Marketing Officer from 2008 to 2010, with Chatttem, Inc. as Vice President of Marketing from 2000 to 2007, and with Combe Inc. as Group Vice President of Marketing from 1990 to 2000. He attended Columbia University. Mr. Kornhauser has over thirty years of experience in the health and beauty aids industry at companies with very similar problem-solution brands to CCA Industries: Chattem Incorporated, Combe Incorporated and FGX International. Mr. Kornhauser was instrumental in spearheading the marketing and advertising efforts which helped drive significant, and profitable growth for such brands as: Gold Bond® skin care, Icy Hot® topical analgesics, Selsun-Blue® dandruff shampoo, Sea Bond® denture care, Odor-Eaters® foot care. and the iconic Foster Grant® eyewear brand.

Chief Financial Officer, Principal Accounting Officer and Executive Vice President: Stephen A. Heit, 60 years old, joined CCA in May 2005 as Executive Vice President —Operations. and was appointed Chief Financial Officer in March 2006. Prior to that he was Vice President — Business Strategies for Del Laboratories, Inc., a consumer products company that was listed on the American Stock Exchange, from 2003 to 2005. Mr. Heit served as President of AM Cosmetics, Inc. from 2001 to 2003 and as Chief Financial Officer from 1998 to 2003. From 1986 to 1997 he was the Chief Financial Officer of Pavion Limited, and also served on the Board of Directors. He served as a Director of Loeb House, Inc., a non-profit organization serving mentally handicapped adults from 1987 to 1995, and Director of Nyack Hospital Foundation from 1993 to 1995. He received a Bachelor of Science from Dominican College in 1976, with additional graduate work in Professional Accounting at Fordham University, and received an MBA in accounting from the University of Connecticut Graduate Business School.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes compensation earned in the 2014, 2013 and 2012 fiscal years by the Company's named executive officers for fiscal 2013:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (2)	Total ($)
Richard Kornhauser, (4)	2014	456,000	150,000	114,000	29,608	749,608
Chief Executive Officer and President	2013	58,846	—	—	—	58,846
Stephen A. Heit,	2014	264,948	24,000	—	35,582	324,530
Executive Vice President,	2013	250,000	—	—	30,344	280,344
Chief Financial Officer	2012	250,000	—	—	28,513	278,513
Drew Edell (5)	2014	279,183	—	—	1,028,871	1,308,054
Former Executive	2013	275,000	—	—	24,195	299,195
Vice President	2012	275,000	—	—	22,690	297,690

(1)	Bonus amounts represent amounts earned in each respective fiscal year, not necessarily paid in each year.

(2)
Represents the aggregate grant date fair value of option award computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. A discussion of the assumptions used in calculating the fair value of this award may be found in Note 18 in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K filed on March 2, 2015.

(3)
Includes the personal use value of Company leased automobiles, the value of Company‑provided life insurance, and health insurance that is made available to all employees. Please see "Employment Contracts/Compensation Program" and "Transactions with Related Persons" below for further information regarding the compensation of Richard Kornhauser, Stephen A. Heit, and Drew Edell.

(4)	Richard Kornhauser was named Chief Executive Officer and President in October 2013.

(5)
Drew Edell's employment with the Company ended effective November 30, 2014. The amount reported here under "All Other Compensation" includes $1,001,875 of payments to be made to Mr. Edell in connection with his termination of employment.

Executive Compensation Principles - Compensation Committee

The Company's Executive Compensation Program is based on guiding principles designed to align executive compensation with Company values and objectives, business strategy, management initiatives, and financial performance. In applying these principles the Compensation Committee of the Board of Directors, comprised of Stanley Kreitman, Robert Lage, and Josephine Belli has established a program to:

•	Reward executives for long‑term strategic management and the enhancement of shareholder value.

•	Integrate compensation programs with both the Company's annual and long‑term strategic planning.

•	Support a performance‑oriented environment that rewards performance not only with respect to Company goals but also Company performance as compared to industry performance levels.

The Compensation Committee has a charter, which may be found in the Investor Relations section of the Company's web site, www.ccaindustries.com under Corporate Governance. Compensation, including annual bonus amounts, for the executive officers named in the Summary Compensation Table (other than the Chief Executive Officer), are recommended by the Chief Executive Officer, and approved by the Compensation Committee and the Board of Directors. The Compensation Committee approves the compensation of the Chief Executive Officer.

Outstanding Equity Awards at 2014 Fiscal Year End

On February 1, 2014, the Company granted incentive stock options for 100,000 shares to Richard Kornhauser, its Chief Executive Officer and President at $3.40 per share. The closing price of the Company's stock on the date of the grant was $3.04 per share. The options vest in equal 20% increments commencing on October 17, 2014, and for each of the four subsequent anniversaries of such date. The options expire on January 31, 2019. The Company has estimated the fair value of the options granted to be $114,000 as of the grant date. which amount shall be amortized as an expense over a five year period. There were no other stock options for named executive officers granted or options exercised during fiscal 2014.

Employment Contracts/Compensation Program

The Compensation Committee (the "Committee") determines the level of salary and bonuses, if any, for key executive officers of the Company. The Committee determines the salary or salary range based upon competitive norms. Actual salary changes are based upon performance, and bonuses, if any, are awarded by the Committee and approved by the independent directors of the board in consideration of the employee's performance during the fiscal year and, except for the Company's Chief Executive Officer, upon the recommendation of the Company's Chief Executive Officer.

On March 21, 2011, the Committee, acting on behalf of the Company, entered into an Employment Agreement (each, an “Employment Agreement”) with Stephen A. Heit, and Drew Edell (each, an “Executive”). Pursuant their respective Employment Agreements, Mr. Heit was engaged to continue to serve as the Company's Executive Vice President and Chief Financial Officer, and Mr. Drew Edell was engaged to continue to serve as the Company's Executive Vice President, Product Development and Production.

Mr. Drew Edell is the son of David Edell, who was a member of the Board of Directors of the Company and served as a consultant to the Company. Except as set forth below, the Employment Agreements contain substantially similar terms to each other. The initial term of employment under each of the Employment Agreements ran from March 21, 2011 through December 31, 2013, with successive one-year renewal terms thereafter unless the Company or the Executive chooses not to renew the respective Employment Agreement. The Company chose not to renew the employment contract of Drew Edell, effective November 30, 2014. Under the terms of Drew Edell's Employment Agreement, he is entitled to certain payments and benefits, including a payment of his base salary for six months after termination and a lump-sum payment of $825,000, which is due to be paid in June 2015. Mr. Heit's contract was automatically renewed for 2015.

Under the respective Employment Agreements, the base salaries of Mr. Heit, and Mr. Drew Edell were established at $250,000, and $275,000 per annum, respectively, and subject to increase each year at the discretion of the Company's Board of Directors. Mr. Heit's base salary was increased to $280,000, effective October 1, 2014. The respective Employment Agreements also provide for eligibility to receive an annual performance-based bonus and to participate in Company equity compensation plans. In addition, each of the executives will receive an automobile allowance, health insurance and certain other benefits. In the event of termination of the Employment Agreement as a result of the disability or death, the executive (or his estate or beneficiaries) shall be entitled to receive all base salary and other benefits earned and accrued until such termination as well as a single-sum payments equal to the executive's base salary and a single-sum payment equal to the value of the highest bonus earned by the executive in the one-year period preceding the date of termination pro-rated for the number of days served in that fiscal year. If the Company terminates the executive for Cause (as defined in the respective Employee Agreement), or the executive terminates his employment in a manner not considered to be for Good Reason (as defined in the respective Employee Agreement), the executive shall be entitled to receive all base salary and other benefits earned and accrued prior to the date of termination. If the Company terminates the executive in a manner that is not for Cause or due to executive's death or disability, the executive terminates his employment for Good Reason, or the Company does not renew the Employment Agreement after December 31, 2013, the executive shall be entitled to receive a single-sum payment equal to his unpaid base salary and other benefits earned and accrued prior to the date of termination and a single-sum payment of an amount equal to three times the average of the base salary amounts paid to executive over the three calender years prior to the date of termination. In addition, each executive is entitled to certain benefits in connection with a Change of Control (as defined in their respective Employee Agreements).

Under the Employment Agreements, each executive agreed to non-competition restrictions for a period of six months following the end of the term of his Employment Agreement, during which period the executive will be paid, in addition to the severance amounts described above, an amount equal to his base salary for a period of six months, and an amount equal to the pro rata share of any bonus attributable to the portion of the year completed prior to the date of termination. The executives have also agreed to confidentiality and non-solicitation restrictions under the Employment Agreements.

The foregoing summary of the Employment Agreements are qualified in their entirety by the full text of the Employment

Agreements, copies of which may be found in the Company's Form 8-K that was filed on March 21, 2011 with the United States Securities and Exchange Commission.

In October 2013, Richard Kornhauser was appointed as Chief Executive Officer and President with a salary of $450,000 per annum. There is no employment contract with Mr. Kornhauser.

The Company was also party to an employment/consulting agreement providing for a consulting arrangement and change of control agreement with each of David Edell and Ira Berman, the two founding shareholders of the Company (the "Founders"). On September 5, 2014, the Company entered into Separation Agreements with the Founders terminating their employment/consulting agreements and their change in control agreements as of that date. In consideration for the termination of these agreements, the Company made a payments of $1,000,000 in the aggregate to the Founders in September 2014. The Company is further required under the Separation Agreements to make an additional payment in the aggregate of $200,000 to the Founders on October 1, 2015 and to pay $794,620 in the aggregate in fifteen equal monthly installments of $52,975 commencing on October 3, 2014. The $794,620 represents the aggregate amount that had been due to Messrs. Edell and Berman through September 5, 2014 under their employment/consulting agreements, of which $794,620 had been previously reserved for in the Company's financial statements. The Company will also continue to make lease payments on the use of Company cars until the end of 2015 and will continue to pay the premiums on their life insurance policies until the end of 2016.

Equity Plans

Incentives may be provided through the issuance of stock options or other equity awards, as determined in the discretion of the Board of Directors.

On June 15, 2005, the shareholders approved the CCA Industries, Inc. Amended and Restated Stock Option (Incentive) Plan amending the 2003 Stock Option Plan (as amended and restated, the “Plan”). The Plan authorizes the issuance of up to one million shares of Common Stock (subject to customary adjustments set forth in the plan) pursuant to equity awards, which may take the form of incentive stock options, nonqualified stock options restricted shares, stock appreciation rights and/or performance shares. The Plan expired on April 11, 2015. The Company has proposed a new plan in Proposal No. 3 contained in this Proxy Statement.

On February 1, 2014, the Company granted incentive stock options for 100,000 shares to Richard Kornhauser, its Chief Executive Officer and President at $3.40 per share. the closing price of the Company's stock on the date of the grant was $3.04 per share. The options vest in equal to 20% increments commencing on October 17, 2014, and for each of the four subsequent anniversaries of such date. The options expire on January 31, 2019.

Non-qualified stock options were granted to three directors on October 2, 2014. Stanley Kreitman and Robert Lage were granted options for 10,000 shares each at $3.42 per share, and Josephine Belli was granted options for 7,000 shares at $3.42 per share. The closing price of the Company's stock on the date of the grant was $3.42 per share. The options vest on October 2, 2015, subject to the grantee's continuous service as Director through that date. The options expire on October 1, 2024.

The Plan was administered and interpreted by the Board of Directors. Where issuance to a Board member is under consideration, that member must abstain. The Board has the power, subject to plan provisions, to determine the persons to whom and the dates on which awards would be granted, the amount and vesting or exercise provisions of awards, and other terms. The Board has the power to delegate administration to a committee of not less than two (2) Board members, each of whom was required to be a “non-employee director” within the meaning of Rule 16b‑3 under the Exchange Act. Members of the Board receive no compensation for their services in connection with the administration of the Plan.

The Plan permitted the exercise of options for cash, or such other method as the Board may permit from time to time. The maximum term of each option is ten (10) years. No option granted is transferable by the optionee other than upon death.

The exercise price of all options must be at least equal to one hundred percent (100%) of the fair market value of the underlying stock on the date of grant. The aggregate fair market value of stock of the Company (determined at the date of the option grant) for which any employee may have been granted incentive stock options in any calendar year may not exceed $100,000, plus certain carryover allowances. The exercise price of an incentive stock option granted to any participant who owns stock possessing more than ten percent (10%) of the voting rights of the Company's outstanding capital stock must be at least one hundred-ten percent (110%) of the fair market value on the date of grant. As of November 30, 2014, there were 137,000 outstanding stock options under the Plan.

Retirement Benefits

The Company has adopted a 401(k) Profit Sharing Plan that covers all employees with over one year of service who have attained age 21, including the current executive officers named in the Summary Compensation Table. Employees may make salary reduction contributions up to twenty-five percent of compensation not to exceed the federal government limits. The Plan allows for the Company to make discretionary contributions. For all fiscal periods reflected in the Summary Compensation Table, the Company did not make any contributions.

CORPORATE GOVERNANCE

Board Leadership Structure

The Chairman of the Board of Directors is Stanley Kreitman, who is an independent director, and the Chief Executive Officer and President of the Company is Richard Kornhauser. Stephen A. Heit serves as Executive Vice President, Chief Financial Officer and Corporate Secretary. There is no lead independent director. Robert Lage, an independent director, serves as Chairman of the Audit and Compensation Committees, and Mr. Kreitman serves as Chairman of the Nominating Committee. The Company has had separate positions of Chairman of the Board and Chief Executive Officer since its inception.

The Board of Directors consists of seven members. Currently there are five members and two vacancies. Three of the current board members are independent. Members of the Board of Directors are kept informed of the Company’s operations by reviewing materials provided to them, visiting the Company’s offices, speaking to the executives of the Company and by attending meetings of the Board and its committees. A meeting is held at least once per year with only the independent directors in attendance.

The Board of Director’s leadership structure is designed so that the independent directors exercise oversight over the Company’s key issues related to strategy and risk. A detailed annual budget is presented and approved by the directors, including plans for media expenditures. Revised forecasts for the fiscal year are presented to the directors as circumstances dictate.

Risk Oversight

The Company does not have a risk management committee. Risk oversight is performed by the entire Board of Directors. The Board considers risk levels in various areas of operation of the Company, including, but not limited to, legal and litigation issues, investments in marketable securities, accounts receivable and inventory levels, returns of product, and proposed new products. Robert Lage, the Chairman of the Audit Committee, is in regular communication with Stephen A. Heit, the Company’s Executive Vice President and Chief Financial Officer, reviewing the Company’s internal controls, compliance with the Sarbanes-Oxley Act, the Company’s financial results and compliance with the Company’s Standard of Business Conduct. All employees, including the executive officers, are required to comply with the Company’s Standard of Business Conduct. A copy of the Standard of Business Conduct is available under Corporate Governance in the Investor Relations section of the Company website www.ccaindustries.com. The Board believes that the oversight by members of the Board over the Company and its management provides effective risk management of the Company’s operations.

Code of Conduct

The Company has adopted the Standard of Business Conduct (our code of ethics), which applies to all directors and employees of the Company, including the Chief Executive Officer and Chief Financial Officer. A copy of the Standard of Business Conduct may be found in the Investor Relations section of the Company’s web site, www.ccaindustries.com, under Corporate Governance. The Company intends to disclose any substantive amendments to the Standard of Business Conduct as well as any waivers from provisions with respect to our Chief Executive Officer, Chief Financial Officer, or any other principal accounting officer, controller, and any other executive officer or director, at the same web site location.

Director Independence

Stanley Kreitman, Josephine Belli, and Robert Lage are deemed by the Board of Directors to be “independent” members of the Board of Directors, as determined in accordance with Section 803(a) of the NYSE MKT stock exchange rules and applicable SEC rules.

There were no related party transactions that occurred between the Company and any of the independent directors, and there were no transactions, relationships or arrangements not disclosed under “Transactions with Related Persons” that were considered by the Board under the applicable independence definitions in determining that the director is independent.

Board Meetings

During fiscal year 2014, the Board of Directors held nine meetings (five meetings in person and four additional meetings by conference call), the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating Committee held one meeting. All of the directors attended 100% of all of the meetings of the Board and at least 75% of the respective committee meetings of the Board of which they were members.

All of the Company’s directors, except for David Edell, who resigned as director in September 2014, were present at the last annual meeting. The Company does not have a policy with regards to directors’ attendance at annual shareholder meetings.

Committees of the Board

The following chart shows the standing committees of the Board of Directors and their members:

	AUDIT	COMPENSATION	NOMINATING
Stanley Kreitman	X	X	X
Robert Lage	X	X	X
Josephine Belli	X	X	X
Richard Kornhauser
Stephen Heit

Audit Committee

The Company has an Audit Committee comprised solely of independent directors. Mr. Lage serves as Chairman of the Audit Committee. Robert Lage, a retired certified public accountant, Josephine Belli, an attorney and Stanley Kreitman, a former president of a national bank, are deemed by the Board of Directors to be “audit committee financial experts” as defined by the SEC rules and are “financially sophisticated” as defined by NYSE-MKT rules.

The Audit Committee is appointed by the Board to assist the Board with oversight of (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the Company’s external auditors, and (iv) the performance of the Company’s internal audit function and external auditors. It is the Audit Committee’s responsibility to select, retain or terminate the Company’s independent registered public accountants, who audit the Company’s financial statements, and to prepare the Audit Committee report that the SEC requires to be included in the Company’s annual meeting proxy statement. As part of its activities, the Audit Committee meets with the Company’s independent registered public accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results. In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and auditing procedures. The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Regarding fiscal 2014, the Audit Committee (a) reviewed and discussed the Company’s audited financial statements with management; (b) received and discussed the information required to be discussed, pursuant to auditing standards and SEC regulations with the Company’s independent auditors; (c) received written disclosures, and the letter concerning same, from the independent auditors as required by the Public Company Accounting Oversight Board; (d) discussed the independence of the auditors, with the auditors; and (e) recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2014.

An Audit Committee Charter was adopted by the full Board of Directors. A copy of the Audit Committee Charter can be found in the Investor Relations section of the Company’s website at www.ccaindustries.com.

Compensation Committee

The Company has a compensation committee comprised solely of independent directors. Mr. Lage serves as Chairman of the Compensation Committee.

The functions of the Compensation Committee include evaluating the performance of the Chief Executive Officer, and other executive officers of the Company, and, based on this evaluation, reviewing and recommending to the Board the compensation of the Chief Executive Officer and the Company’s other executive officers; making recommendations to the Board of Directors with respect to compensation of non-management directors; determining and administering, the Company’s compensation plans; and performing other related functions specified in the Committee’s charter. See "Employment Contracts/Compensation Program" above for additional information regarding the Compensation Committee.

A Compensation Committee Charter was adopted by the full Board of Directors. The charter was amended by the Board of Directors on May 23, 2011. A copy of the amended Committee Charter can be found in the investor relations section of the Company’s web site at www.ccaindustries.com.

Nominating Committee

The Company has a nominating committee comprised solely of independent directors. Stanley Kreitman serves as Chairman of the Nominating Committee. The board of directors has directed the nominating committee to recommend directors to stand for election by the Common Stock shareholders at the Annual Meeting of Shareholders. The board of directors makes the final decision as to the directors who will stand for election.

The Nominating Committee’s responsibilities include, among other things, identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of shareholders, and identifying and recommending nominees to fill any vacancy, however created, in the Board.

Nominees for director are selected on the basis of broad experience and diversity, which includes differences of viewpoint, professional experience, education, skill and other individual qualities. In addition, integrity, the ability to make independent analytical inquiries, an understanding of the Company’s business environment with particular emphasis on consumer products and the Company’s retail partners, and a willingness to devote adequate time to Board of Director duties are also considered. The Committee may consider candidates proposed by management or shareholders but is not required to do so. Except as described in the next paragraph, the Committee does not have any formal policy with regard to the consideration of any director candidates recommended by the security holders or any minimum qualifications or specific procedure for identifying and evaluating nominees for director as the Board does not believe that such a formalistic approach is necessary or appropriate at this time.

Shareholders who wish to recommend candidates for consideration by the Nominating Committee for Board membership may do so by writing to CCA Industries Inc., Attention: Nominating Committee, 65 Challenger Road, Suite 340, Ridgefield Park, New Jersey 07660. To be considered for the 2016 Annual Meeting, such recommendations must be received by the Company no earlier than April 15, 2016 and no later than May 15, 2016. Any such proposal shall contain the name, Company security holdings and contact information of the person making the nomination; the candidate's name, address and other contact information; any direct or indirect holdings of the Company's securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with the Company and/or the shareholder submitting the nomination; any actual or potential conflicts of interest; the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements as well as any other information required to be provided for shareholder nominations under to Section 2.5 of the Company’s Amended and Restated Bylaws. Director candidates recommended by shareholders will receive the same consideration as other nominees.

Communications with Directors

Shareholders of the Company who wish to communicate with the Board or any individual director can write to CCA Industries, Inc., Investor Relations, 65 Challenger Road, Suite 340, Ridgefield Park, New Jersey 07660 or send an email to boardofdirectors@ccaindustries.com.  Your letter or email should indicate that you are a shareholder of the Company.  Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about the Company or it is a shareholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper topic.  At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director.

TRANSACTIONS WITH RELATED PERSONS

The Company’s policy regarding transactions with related persons requires transactions with related persons to be reviewed and approved or ratified by the Company’s Audit Committee as well as by the Company’s Chief Executive Officer and Chief Financial Officer. In this regard, all such transactions are first discussed with the Chief Executive Officer and the Chief Financial Officer for an initial determination of whether such further related person transaction review is required. The Company utilizes the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of the Company, any beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, or any immediate family member of any such person. In reviewing these transactions, the Company strives to assure that the terms of any agreement between the Company and a related party is at arm’s length, fair and at least as beneficial to the Company as could be obtained from third parties. The Audit Committee, in its discretion, may consult with third party appraisers, valuation advisers or brokers to make such determination.

During fiscal year 2014, as per their respective employment agreements, the Company made payments of $366,914 and $381,460 each to David Edell and Ira Berman for consulting services provided during the year and certain other benefits as per their Employment/consulting Agreements. David Edell served as a director during fiscal 2014 until September 5, 2014. Ira Berman is a former director. On September 5, 2014, the Company entered into Separation Agreements with David Edell and Ira Berman, (the “Founders”) whereby they are no longer required to perform any consulting services pursuant to their Employment/consulting Agreements. The Company made a payment of $1,000,000 in the aggregate to the Founders on the separation date and is required per the Separation Agreements to make an additional payment of $200,000 in the aggregate to the Founders on October 1, 2015 and pay $794,620 in the aggregate in fifteen equal monthly installments of $52,975 commencing on October 3, 2014.

On September 5, 2014, the Company entered into a Loan and Security Agreement (the “Agreement”) with Capital Preservation Solutions, LLC (“Capital”) for a $5,000,000 working capital line of credit and a term loan for working capital purposes not to exceed $1,000,000. Capital Preservation Solutions, LLC is owned by Lance Funston, who also is the managing partner of Capital Preservations Holdings, LLC which owns common stock and all of the Company's Class A common stock. Lance Funston is a nominee to be a director as reflected in Proposal no. 1 in this Proxy Statement. Contemporaneously with the signing of the Agreement, the Company issued a Warrant to Purchase Common Stock (the “Warrant”) to Capital whereby Capital may acquire upon exercise of the Warrant 1,892,744 shares of the Company’s Common Stock. The Warrant may be exercised in whole or in part at any time during the exercise period which is five years from the date of the Warrant. The Warrant bears a purchase price of $3.17 per share, based on market price at closing on date of grant, subject to adjustments. The working capital line of credit and term loan have been recorded on the consolidated balance sheet as of November 30, 2014 as from a related party. Interest and amortized financing costs in the amount of $314,213 was incurred to Capital and is recorded on the consolidated statement of operations for the year ended November 30, 2014 as interest expense from a related party.

On December 16, 2014, the Company entered into a contract with Funston Media Management for the provision of media planning and purchasing services. The contract provides for a commission to be paid to Funston Media Management of 7.5% of the gross media spent by the Company. In addition, Funston Media Management will provide Brand Management Services at a fixed rate of $15,000 per month. Funston Media Management is owned by Lance Funston, a director nominee. A total of $190,240 has been paid or accrued by the Company to Funston Media Management for the six months ended May 31, 2015.

The Company has not entered into, or proposed to enter into, any other transactions, other than as disclosed above, since the beginning of the Company’s last fiscal year, in which any related person had or will have a direct or indirect material interest.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The seven directors named herein are nominated to be elected to the Company’s Board of Directors. All directors are subject to one-year terms and annual election. Four directors are elected by the holders of Class A Common Stock and three directors are elected by the holders of Common Stock. Each director holds office until the next Annual Meeting of Shareholders and until a successor is elected and qualified, or until death, resignation or removal. Each of the director nominees has agreed to be named in this proxy statement and to serve if elected. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling to serve, proxies may be voted, to the extent permitted by applicable law, for another person nominated as a substitute by the Board.

The four nominees for election by the holders of the Company’s Class A Common Stock are Lance Funston, Robert A. Lage, Christopher Hogg and Stanley Kreitman, of which Robert Lage and Stanley Kreitman are current directors. The three nominees for election by the holders of Common Stock are Richard Kornhauser, Stephen A. Heit and Josephine Belli, all of whom are current directors and were recommended for election by the Nominating Committee of the current Board of Directors.

There were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director.

The following table summarizes information with respect to the nominees:

Name	Age	Director Since
Class A Common Stock Nominees:
Lance Funston	72	-
Christopher Hogg	57	-
Stanley Kreitman	81	1996
Robert A. Lage	77	2003
Common Stock Nominees:
Richard Kornhauser	60	2014
Stephen A. Heit	60	2014
Josephine Belli	57	2014

Set forth below is additional information regarding all nominees for director, including information concerning their principal occupations and certain other directorships.

Class A Common Stock Nominees

No vote or proxy is solicited in respect of the nominees to be elected by the holders of Class A Common Stock, since Lance Fuston controls all of the shares of Class A Common Stock, and has proposed Lance Funston and Christopher Hogg for election and Mr. Kreitman and Mr. Lage for re-election.

Lance Funston

Lance T. Funston currently serves as Chairman and CEO of Ultimark Products, LLC which he founded in 2000. The consumer products company manufactures and distributes Prell®, Denorex®, Zincon® and Porcelana®. In 1993 he founded TelAmerica Media, a media aggregator representing over 90% of the cable television industry. In 2008, 85% of the company was sold to Cross MediaWorks, Inc., the balance was sold to the Lee Group in 2013. During the 1980’s Mr. Funston founded a merchant banking firm acquiring over $500 million in corporate properties.

Mr. Funston attended the University of Houston and received his Bachelor of Science degree in 1967.  In 1967, Mr. Funston was appointed Assistant to the Director of the Federal Deposit Insurance Corporation by President Lyndon Johnson, and subsequently as special assistant to a governor of the Federal Reserve Board. Mr. Funston attended Harvard Business School, receiving his MBA in 1970. During his tenure at Harvard, he founded Portfolio Management Systems Incorporated, which developed investment management systems for major financial institutions including: John Hancock, Fidelity Mutual, American General, Sun Life, and Bank of America. In 1973 Portfolio Management created a private real estate equity fund in Houston, Texas and developed over $300 million in residential and commercial properties during a 10 year period. Mr. Funston served as Secretary General. He also served as a board member of the United States Bobsled and Skeleton Federation from 1992 to 1996. In 2007,

Lance and his wife, Christina, founded the Save a Mind Foundation, a 501(c)3 federal non-profit organization that assists at-risk youth in grades 5-8 to stay in school with their innovative Win/Win Program, and continue on to graduate from high school.

Director Qualifications

•	Extensive experience in the consumer products market segment

•	Substantial experience in television advertising

•	Demonstrated leadership of numerous companies and organizations

Christopher Hogg

Chris Hogg has been the entrepreneurial prime mover behind a number of businesses in the consumer financial services industry. Chris is an Australian citizen and resides in Bryn Mawr, PA, USA. His experience is based in the corporate insurance, consumer debt recovery, retail financial services, payroll and payments transaction services and consumer finance industries.

Chris is a managing member of Global IT Sales LLC, which currently is the controlling shareholder of Innovant Investment Group LLC. Innovant acquired 75% of EmployeeMax in June 2015, a payroll and HR services company with offices in Pennsylvania, Virginia and Texas.

Chris has substantial financial services experience.
Director Qualifications

•	Extensive experience in the digital media and technology business

•	Leadership role in publicly held company

Stanley Kreitman

Stanley Kreitman has been Chairman of the Board of the Company since 2011, and Vice Chairman of Manhattan Associates, an equity investment firm, since 1994. He is a director of Arbor Realty Trust, a NYSE listed company, and Medallion Financial Corp., a NASDAQ listed company. Within the last five years, Mr. Kreitman has held directorship positions at the following public companies: CapLease Inc. (formerly Capital Lease Financial Corp.) (NYSE), KSW, Inc. (listed on NASDAQ until its acquisition in 2012), Arbinet Corporation (listed on NASDAQ until its acquisition in 2011), and Sports Acquisition Corp. and Renaissance Acquisition Corp. each of which was a special purpose acquisition company. He also served as Chairman of the New York City Board of Corrections, a director of Nassau County Crime Stoppers, and serves on the board of the Police Athletic League. From 1975 to 1993 he was President of United States Banknote Corp. (NYSE), a securities printer.

Director Qualifications

•	Leadership experience as President of United States Banknote Corporation

•	Extensive experience serving on boards of directors of various corporations and organizations

•	Deemed by the Board of Directors to be an “audit committee financial expert” as defined by the SEC rules and “financially sophisticated” as defined by the NYSE MKT rules.

Robert A. Lage

Robert A. Lage is a director of the Company, and a retired CPA. He was a partner at PricewaterhouseCoopers Management Consulting Service prior to his retirement in 1997. He has been engaged in the practice of public accounting and management consulting since 1959. He received a BBA from Bernard Baruch College of The City University of New York in 1958.

Director Qualifications

•	Certified Public Accountant since 1959

•	Extensive experience as a partner at PricewaterhouseCoopers Management Consulting Service

•	Deemed by the Board of Directors to be an “audit committee financial expert” as defined by the SEC rules and “financially sophisticated” as defined by NYSE MKT rules

Common Stock Nominees

The Nominating Committee is proposing Richard Kornhauser, Stephen A. Heit and Josephine Belli for election by the holders of Common Stock at the Annual Meeting.

Richard Kornhauser

Richard Kornhauser joined CCA in October 2013 as Chief Executive Officer and President and became a member of the board of directors in September 2014. Before joining CCA, he was Chief Executive Officer of RK Brands, LLC from July 2010 through September 2013. Previously, Mr. Kornhauser held senior management positions with FGX International as Chief Marketing Officer from 2008 to 2010, with Chattem, Inc. as Vice President of Marketing from 2000 through 2007, and with Combe Inc. as Group Vice President of Marketing from 1990 to 2000. He attended Columbia University. Mr. Kornhauser has over thirty years of experience in the health and beauty aids industry at companies with very similar problem-solution brands to CCA Industries: Chattem, Incorporated, Combe Incorporated, and FGX International. Mr. Kornhauser was instrumental in spearheading the marketing and advertising efforts which helped drive significant, and profitable growth for such brands as: Gold Bond® skin care, Icy Hot® topical analgesics, Selsun-Blue® dandruff shampoo, Sea Bond® denture care, Odor-Eaters® foot care, and the iconic Foster Grant® eyewear brand.

Director Qualifications

•	Leadership in branded consumer products companies

•	Expert in brand marketing and advertising

Stephen A. Heit

Stephen A. Heit joined CCA in May 2005 as Executive Vice President – Operations, and was appointed Chief Financial Officer in March 2006. He became a member of the board of directors in September 2014. Prior to that he was Vice President – Business Strategies for Del Laboratories, Inc., a consumer products company that was listed on the American Stock Exchange, from 2003 to 2005. Mr. Heit served as President of AM Cosmetics, Inc. from 2001 to 2003 and as Chief Financial Officer from 1998 to 2003. From 1986 to 1997 he was the Chief Financial Officer of Pavion Limited, and also served on the Board of Directors. He served as a Director of Loeb House, Inc., a non-profit organization serving mentally handicapped adults from 1987 to 1995, and Director of Nyack Hospital Foundation from 1993 to 1995. He received a Bachelor of Science from Dominican College in 1976, with additional graduate work in Professional Accounting at Fordham University, and received an MBA in accounting from the University of Connecticut Graduate Business School..

Director Qualifications

•	Extensive leadership experience in consumer products companies

•	Served on the board of directors of a consumer products company

•	Substantial financial experience

Josephine Belli
Josephine Belli, age 57, is an attorney with the law firm of Goldberg Segalla, LLP. Ms. Belli previously served in various positions including Senior Counsel with Combe Incorporated, a manufacturer, marketer and distributor of drugs, devices and personal care products. Ms. Belli is a graduate of St. John’s University School of Law and is a member of the New York State bar, as well as the bars for the Court of International Trade and the Eastern District of New York Court of Appeals for the Federal Circuit.

Director Qualifications

•	Attorney familiar with laws pertaining to public companies and regulations for international trade

•	Experience as former senior counsel with a large consumer products company marketing similar products

•	Deemed by the Board of Directors to be an “audit committee financial expert” as defined by the SEC rules and “financially sophisticated” as defined by the NYSE-MKT rules.

Required Vote

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Annual Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of each of the Common Stock nominees as proposed in this Proposal No. 1.

DIRECTOR COMPENSATION

Effective October 2014, the Board of Directors approved the following fees: Chairman of the Board - $4,000 per month with no additional compensation for board meetings; Chairman of the Audit Committee - $13,000 retainer per annum in addition to other director fees; Non-executive directors - $12,000 retainer per annum; Board meetings (other than the Chairman of the Board) - $2,000 for in-person meetings and no payment for attendance by telephone. The Board of Directors met five times in person during fiscal 2014, and four additional times by conference call. Aggregate non-employee director cash compensation for fiscal 2014 was $150,584. Non-qualified stock options were granted to three directors on October 2, 2014. Stanley Kreitman and Robert Lage were granted options for 10,000 shares each at $3.42 per share, and Josephine Belli was granted options for 7,000 shares at $3.42 per share. The closing price of the Company's stock on the date of the grant was $3.42 per share. The options vest on October 2, 2015, subject to the grantee's continuous service as Director through that date. The options expire on October 1, 2024.

The following table summarizes the fees earned or paid in cash to each director, with respect to their service as directors, as well as option awards granted to certain directors, during fiscal 2014:

	Fees Earned or
Director	Paid in Cash ($)	Option Awards ($)	Total ($)
Josephine Belli (appointed director September 5, 2014)	5,042	11,540	16,582
Sardar Biglari (resigned effective July 1,2014)	3,125	—	3,125
Philip Cooley (resigned effective July 1, 2014)	3,125	—	3,125
David Edell (resigned effective September 5, 2014)	38,125	—	38,125
Stanley Kreitman	34,167	16,485	50,652
Robert Lage	44,083	16,485	60,568
Jonathan Rothschild (resigned effective December 31, 2014)	22,917	—	22,917

(1)
David Edell also received $1,128,950 for consulting services as per his Employment/consulting Agreement and the Separation Agreement, and $33,185 was paid in life insurance premiums for policies owned by Mr. Edell.

Board members who are also officers are not separately compensated for their services as directors.

PROPOSAL NO. 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is required to submit a proposal to its shareholders for a non-binding advisory vote to approve the compensation of its named executive officers pursuant to Section 14A of the Exchange Act. The shareholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board of Directors.
Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of our shareholders and intend to consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders an opportunity to express their views on the compensation of the Company's named executive officers as described in this proxy statement under the heading "Executive Compensation."
Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:
“RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”
The approval, on an advisory basis, of the Company's executive compensation requires the affirmative vote of a majority of the Company's outstanding shares present in person or by proxy and entitled to vote, provided a quorum is present at the Annual Meeting. Abstentions will be counted for the purpose of meeting the quorum requirements and will have the same effect as a vote against the approval of this proposal. Broker non-votes will be counted for the purpose of meeting the quorum requirements but will have no effect on the outcome of the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of Proposal No. 2.

PROPOSAL NO. 3 -
APPROVAL OF 2015 CCA INDUSTRIES, INC. INCENTIVE PLAN

The purpose of the 2015 CCA Industries, Inc. Incentive Plan (the “Plan”) is to promote the interests of the Company and our shareholders by strengthening the ability of the Company to attract, motivate, reward, and retain qualified individuals upon whose judgment, initiative, and efforts the Company’s financial success and growth of the business largely depend. By providing an opportunity for stock ownership, the Plan also aligns the interests of employees and directors with the interests of our shareholders.

The Plan was adopted by our Board of Directors on July 20, 2015, subject to shareholder approval at our 2015 Annual Meeting. The Plan will become effective on the date it is approved by our shareholders.

The Plan is intended to serve as the successor to the CCA Industries, Inc. 2005 Amended and Restated Stock Option (Incentive) Plan (the “Prior Plan”), which was adopted by our Board of Directors on April 11, 2005. The ten-year term of the Prior Plan expired pursuant to its terms on April 11, 2015. As of May 31, 2015, there were approximately 312,000 shares of our common stock subject to outstanding awards under the Prior Plan. If our shareholders approve the Plan, all future equity awards will be made from the Plan, and we will not grant any additional awards under the Prior Plan.

The following paragraphs summarize material terms of the Plan. This summary is qualified in its entirety by the specific terms of Plan, a copy of which is attached to this proxy statement as Appendix A.

Administration. The Plan will be administered by the Compensation Committee of the Board (the “Committee”). The Committee will have the authority to, among other items, designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; interpret the terms and intent of the Plan and any award agreement; and make all other decisions and determinations that may be required under the Plan.

Eligible Participants. The Plan permits the grant of incentive awards to employees, officers and nonemployee directors of the Company as selected by the Committee, as well as certain outside third party service providers. As of May 31, 2015, approximately 27 employees and 5 nonemployee directors would be eligible to participate in the Plan.

Types of Awards. The Plan authorizes the grant of the following types of awards:

Stock Options. The Plan authorizes the grant of stock options to purchase shares of our Common Stock, which may be designated under the Internal Revenue Code of 1986, as amended (the "Code"), as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors). The term of any option may not exceed 10 years.

Stock Appreciation Rights or “SARs”. SARs give the holder the right to receive the difference between the fair market value per share of our Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date). SARs are payable in cash or stock, as determined by the Committee. The Plan provides that SARs may be granted with a “maximum share value,” which means that if the fair market value of our common stock equals or exceeds a specified amount on any day during the term of the award, the vested and unexercised portion of the award, if any, will be automatically exercised on such date without further action or notice by the Company or the grantee.

Cash-Based Awards. Cash-based awards are awards that are paid in cash, including performance-based incentive awards.

Restricted Stock.  Restricted stock awards are grants of common stock subject to restrictions on transferability and subject to forfeiture on terms set by the Committee.  The vesting of restricted stock is subject to time-based and/or performance-based vesting conditions set by the Committee.

Restricted Stock Units or “RSUs”.  RSUs represent the right to receive shares of common stock (or an equivalent value in cash, as determined by the Committee) at a designated time in the future, subject to time-based and/or performance-based vesting conditions set by the Committee.  A deferred stock unit, or “DSU”, similarly represents a vested right to receive shares of common stock at a designated time in the future.

Shares Subject to the Plan. Subject to adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the Plan is 700,000, plus any additional shares underlying awards outstanding as of the effective date of the Plan under the Prior Plan that thereafter terminate or expire unexercised, are cancelled, forfeited or lapse for any reason or would otherwise be deemed to become available for future grants under the terms of the Prior Plan. The maximum number of shares that may be issued upon exercise of incentive stock options granted under the plan is 700,000.

Under the Plan, each stock option and SAR and each full-value award counts against the share reserve on a one-for-one basis. The full number of shares subject to a stock option shall count against the shares remaining available under the Plan, even if the exercise price of the stock option is satisfied through net-settlement or by delivering shares to the Company. The full number of shares subject to an award of SARs will count against the shares remaining available under the Plan. Shares withheld or repurchased from an award to satisfy tax withholding requirements will not count against the number of shares used under the Plan, and shares delivered to satisfy tax withholding requirements shall be added back to the Plan share reserve. To the extent that an award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to achieve performance goals, any unissued or forfeited shares will be added back to the Plan share reserve and again be available for issuance under the Plan. Shares subject to awards settled in cash will be added back to the Plan share reserve and again be available for issuance under the Plan.

Limitations on Individual Awards. The maximum aggregate number of shares of Common Stock subject to stock-based awards that may be granted (or allocated in the case of multi-year performance awards) under the Plan in any plan year to any participant, other than a nonemployee director, is as follows: stock options or SARs, 500,000; restricted stock or RSUs, 500,000; and other stock-based awards, 500,000. The maximum aggregate amount that may be paid, credited or vested with respect to cash-based awards under the Plan to any one participant in any plan year shall be $1,000,000. The maximum number of shares with respect to which any award may be granted to a nonemployee director in any plan year is 100,000 shares.

Performance Goals. All options and SARs granted under the Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m), if applicable. The Committee may determine that any other award granted under the Plan is to be a qualified performance-based award in order to make the award fully deductible under Code Section 162(m). If an award is so determined, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria: net earnings or net income (before or after taxes); earnings growth or source of earnings; earnings per share; net sales (including net sales growth); gross profits or net operating profit; return measures (including, but not limited to, return on assets, capital, equity, or sales); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital and statutory cash measures); revenue growth; earnings before or after taxes, interest, depreciation, and/or amortization; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins (including, but not limited to, gross or operating margins); operating efficiency; customer satisfaction or increase in the number of customers; attainment of budget goals; working capital turnover; attainment of strategic or operational initiatives; market share; cost reductions; working capital targets (including, but not limited to, capital ratios, capital or book value metrics); and other value-added measures. Any of these business criteria may be used to measure the performance of the Company or any of its affiliates as a whole, any business unit thereof or a combination thereof or compared to the performance of a group of comparable companies, or a published or special index.

Change of Control. If the successor entity in a change of control of the Company assumes and maintains awards granted under the Plan, then unless otherwise determined by the Committee, those awards will not automatically vest and pay out upon the change of control. Alternatively, unless the Committee determines otherwise or unless otherwise specifically prohibited under applicable laws or by the rules of any stock exchange on which our Common Stock is listed, in the event of a change of control of the Company in which a successor entity fails to assume and maintain awards under the Plan (as determined by the Committee), then (i) all time-vesting awards will fully vest as of the effective date of the change of control and will be distributed or paid to the participant within 30 days following the change of control and (ii) if any performance-vested awards are outstanding, such awards will fully vest as of the effective date of the change of control, will be deemed earned based on the target performance being attained for the performance period in which the change of control occurs, and will be will be distributed or paid to the participant within 30 days following the change of control pro rata based on the portion of the performance period elapsed on the date of the change of control.

Limitations on Transferability. A participant may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that the Committee may permit other transfers (other than transfers for value). A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Adjustments. In the event of a transaction between the Company and its shareholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the Plan will be adjusted proportionately, and the Committee must make such adjustments to the Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, stock split, a stock dividend, spin-off, or other like change in capital structure, the Committee may, in its sole discretion, make such other appropriate adjustments to the terms of any outstanding awards to reflect such changes or distributions and to modify any other terms of outstanding awards.

Termination and Amendment. Unless sooner terminated, the Plan will terminate on the tenth anniversary of its adoption by the Board or, if the shareholders approve an amendment to the Plan that increases the number of shares subject to the Plan, the tenth anniversary of the date of such approval. The Board may, at any time and from time to time, terminate or amend the Plan, but if an amendment would constitute a material amendment requiring shareholder approval under any then applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the Plan may reduce or diminish the value of an outstanding award without the written consent of the participant. The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. Outstanding stock options and SARs cannot be repriced, directly or indirectly, without shareholder approval. The exchange of a underwater stock option or SAR (an award that has an exercise price in excess of the current market value of the underlying stock) for another award or for a cash payment would be considered an indirect repricing and would require shareholder approval.

Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of transactions under the Plan based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. This summary is intended for general information only and is not intended to be a comprehensive analysis of all the potential tax effects of the Plan and does not describe federal employment tax or state or local income tax consequences.

Nonstatutory Stock Options. There will be no federal income tax consequences to the grantee or the Company upon the grant of a nonstatutory stock option under the Plan. Upon the exercise of a nonstatutory option, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain realized when the grantee later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the grantee or the Company upon the grant or exercise of an incentive stock option. If the grantee holds the option shares for the required holding period of at least two years after the option grant date and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the grantee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a SAR under the Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Cash-Based Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to limitations under Code Section 162(m) if applicable.

Restricted Stock. A participant will generally not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted unless he or she makes an election to accelerate recognition of the income to the grant date as described below. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date of the restricted stock, he or she will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units or Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time an RSU or DSU award is granted. Upon receipt of shares of stock (or the equivalent value in cash) in settlement of such an award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to limitations under Code Section 162(m) if applicable.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.

Plan Benefits

As of the date of this proxy statement, no awards had been granted under the Plan and no awards will be granted under the Plan prior to the date of the 2015 Annual Meeting. Awards will be made at the discretion of the Committee or pursuant to delegated authority. It is therefore not presently possible to predict how many eligible participants may ultimately receive options or other awards under the Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers, directors or employees, or groups thereof under the Plan.

Equity Compensation Plan Information

The following table sets forth information as of November 30, 2014 with respect to compensation plans under which shares of the Company’s Common Stock may be issued:

Plan Category	Number of shares to be issued upon exercise of outstanding warrants and rights	Weighted-average exercise price of outstanding options	Number of shares remaining and available for future issuance under equity compensation plans (excluding shares in the first column)
Equity compensation plans approved by security holders	137,000	$3.40	863,000
Equity compensation plans not approved by security holders	--	--	--
Total	137,000	$3.40	863,000

Required Vote

The approval of the Plan requires the affirmative vote of a majority of the Company’s outstanding shares present in person or by proxy and entitled to vote, provided a quorum is present at the Annual Meeting. Abstentions will be counted for the purpose of meeting the quorum requirements and will have the same effect as a vote against the approval of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of approval of the 2015 CCA Industries, Inc. Incentive Plan as proposed in this Proposal No. 3.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of BDO USA, LLP (“BDO”), as the Company’s independent registered public accounting firm, to audit the accounts and certify the financial statements of the Company for the fiscal year ending November 30, 2015. The appointment shall continue at the pleasure of the Audit Committee. The Company is submitting the selection of BDO to its shareholders for ratification as a matter of good corporate governance. If the appointment is not ratified by the shareholders of the Company, the Audit Committee may reconsider the selection of BDO as the Company's independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time it determines that a change would be in the best interests of the Company and our shareholders. BDO has acted as the Company’s auditors commencing with the review of the first quarter of fiscal 2012.

The Board of Directors expects that one or more representatives of BDO will be present at the meeting. Representatives of BDO will then be given the opportunity to make a statement, and will be available to respond to appropriate questions.

The ratification of the Board’s selection of BDO USA, LLP requires the affirmative vote of a majority of the Company's outstanding shares present in person or by proxy and entitled to vote, provided a quorum is present at the Annual Meeting. Abstentions will be counted for the purpose of meeting the quorum requirements and will have the same effect as a vote against the ratification of the Board’s selection of BDO USA, LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of Proposal No. 4.

SERVICES PROVIDED BY THE AUDITOR AND FEES PAID

Audit Committee Pre-Approval of Services

The Audit Committee pre-approved all audit and non-audit services provided to the Company in fiscal 2014 and 2013 by BDO. Under its charter, the Audit Committee must pre-approve all subsequent engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, before a independent registered public accounting firm is retained to audit our financial statements, such service and the associated fee, is approved by the Committee. At the beginning of the fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, including the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. At each subsequent Committee meeting, the Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. The Committee has delegated to the Chairman of the Committee the authority to evaluate and approve engagements on behalf of the Committee in the event that a need arises for pre-approval between Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at its next meeting.

Audit Fees

BDO served as the Company’s independent registered public accounting firm for 2014 and 2013. The services performed by BDO in this capacity included conducting an audit in accordance with generally accepted audit standards of, and expressing an opinion on, the Company’s consolidated financial statements.

BDO’s fees for professional services rendered in connection with the audit and review of Forms 10-K and all other SEC regulatory filings were $175,000 for the 2014 fiscal year and $175,000 for the 2013 fiscal year. The Company has paid and is current on all billed fees.

Audit-Related Fees

There were no audit-related fees billed in fiscal 2014 or fiscal year 2013.

Tax Fees

Professional services rendered in connection with Federal and State tax return preparation and other tax matters for the 2014 fiscal year were $45,000, and for the 2013 fiscal year were $45,000.

All Other Fees

There were no other fees billed in fiscal years 2014 and 2013.

REPORT OF THE AUDIT COMMITTEE*

The Audit Committee of the Board operates pursuant to its charter, adopted by the Board of Directors.  Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with the Company’s policies and legal requirements.  The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of a report thereon; they also perform limited reviews of the Company’s unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board.  It also investigates matters related to the Company’s financial statements and controls as it deems appropriate.  In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Company management and by the independent registered public accountants, as well as by other experts that the Committee hires.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2014 with management, who represented that the Company’s consolidated financial statements for fiscal 2014 were prepared in accordance with U.S. generally accepted accounting principles.  It discussed with BDO USA, LLP ("BDO"), the Company’s independent registered public accountants for fiscal 2014, those matters required to be discussed pursuant to Statement on Auditing Standards No. 16 , as amended.  The Committee has received from BDO written independence disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO its independence.

Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of BDO to the Audit Committee, the Audit Committee recommended to the Board that the financial statements of the Company for fiscal year 2014 as audited by BDO be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Robert Lage (Chairman)
Stanley Kreitman
Josephine Belli

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

ADDITIONAL MATTERS
Other Matters

The Board of Directors knows of no other matters to be presented, but if any other matters properly come before the Annual Meeting, it is intended that the persons holding proxies will vote thereon in accordance with their best judgments.

When a shareholder votes over the telephone, internet or returns a duly executed proxy, the shares represented thereby will be voted as indicated thereon or, if no direction is indicated, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional material furnished. The proxy materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, for forwarding of such material to beneficial owners. The Company may reimburse such persons their forwarding costs. Original solicitation of proxies by mail may be supplemented by telephone, email, fax, or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

Shareholder Proposals for the Year 2016

Under SEC proxy rules, if a shareholder wants the Company to include a proposal in its proxy statement and proxy card for the 2016 Annual Meeting of Shareholders, the proposal must be received by the Company no later than March 24, 2016.

Any shareholder wishing to make a nomination for director or wishing to introduce any business at the 2016 Annual Meeting of Shareholders (other than a proposal submitted for inclusion in the Company’s proxy materials) must provide the Company advance notice of such business which must be received by the Company no earlier than April 15, 2016 and no later than May 15, 2016. Nominations for director must be made in accordance with Section 2.5 of the Company’s Amended and Restated Bylaws and proposals for other business must be made in accordance with Section 2.4 of the Bylaws. Proposals and other items of business should be directed to the attention of the Corporate Secretary at the Company’s principal executive offices.

Annual Report and SEC Filings

The Company is subject to the information requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the United States Securities and Exchange Commission (“SEC”). Such reports, proxy statement and other information are available on the SEC’s website at www.sec.gov.

Shareholders may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2014, including financial statements and schedules included therein, without charge, by visiting the Investor Relations section of the Company’s website at www.ccaindustries.com or by sending a request in writing to the attention of the Corporate Secretary at the Company’s principal executive offices. Upon written request to the Company, at the address of the Company’s principal executive offices, the exhibits set forth on the exhibit index of the Company’s Annual Report on Form 10-K will be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).
By Order of the Board of Directors
/s/ Stanley Kreitman
Stanley Kreitman,
Chairman of the Board of Directors
Ridgefield Park, New Jersey July 22, 2015

APPENDIX A - 2015 CCA INDUSTRIES, INC. INCENTIVE PLAN

2015 CCA INDUSTRIES, INC. INCENTIVE PLAN

Article 1.	Establishment, Purpose, Awards, Eligibility and Participation
1.1 Establishment. CCA Industries, Inc., a Delaware corporation (together with its successors, the “Company”), hereby establishes the 2015 CCA Industries, Inc. Incentive Plan (the “Plan”), as set forth in this document.

    The Plan shall become effective on the date that it is approved by the Company’s stockholders (the date on which the Plan becomes effective being referred to as the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the ability of the Company and its Affiliates to attract, motivate, reward, and retain qualified individuals upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an opportunity for such individuals to acquire stock ownership and other rights that promote and recognize the financial success and growth of the Company.

1.3 Awards. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock (including Performance Shares), Restricted Stock Units (including Performance Units), Other-Stock Based Awards, Nonemployee Director Awards (including Deferred Stock Units), Dividend Equivalents with respect to Full-Value Awards, and Cash-Based Awards. The Plan sets forth the performance criteria and procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation.

1.4 Eligibility. Any Employee (including a leased employee), Non-employee Director, or Third Party Service Provider is eligible to be designated a Participant. An individual shall become a Participant upon the grant of an Award. Each Award shall be evidenced by an Award Agreement. No individual shall have a right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award. An Employee, Non-employee Director, or Third Party Service Provider of an Affiliate may be granted Stock Options or Stock Appreciation Rights under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A. Incentive Stock Options may be granted only to eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

Article 2. Definitions

In addition to the terms specifically defined elsewhere in the Plan, the following capitalized terms shall have the meanings set forth below.
2.1 Awards.

(a)
“Award” shall mean any Stock Option, Stock Appreciation Right, Restricted Stock (including any Performance Share), Restricted Stock Unit (including any Performance Unit), Cash-Based Award, Dividend Equivalent, Other Stock-Based Award or Non-

employee Director Award (including any Deferred Stock Unit) that is granted under the Plan.

(b)	“Cash-Based Award” shall mean any right granted under Article 11.

(c)	“Deferred Stock Unit” shall mean a type of Nonemployee Director Award, as described in Article 10.

(d)	“Dividend Equivalent” shall mean a right with respect to a Full-Value Award granted under Article 9.

(e)
“Full-Value Award” means an Award other than in the form of a Stock Option, Stock Appreciation Right or Dividend Equivalent, and which is settled by the issuance of Shares (or at the discretion of the Committee, settled in cash valued by reference to full Share value).

(f)	“Incentive Stock Option” shall mean a Stock Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(g)	“Non-employee Director Award” shall mean any Award granted to a Nonemployee Director under Article 10.

(h)	“Non-statutory Stock Option” shall mean a Stock Option that is not an Incentive Stock Option.

(i)	“Other Stock-Based Award” shall mean any right, granted under Article 8, that relates to or is valued by reference to Shares or other Awards relating to Shares.

(j)
“Performance-Based Compensation” shall mean compensation under an Award that is intended to constitute “qualified performance-based compensation” within the meaning of the regulations promulgated under Section 162(m) of the Code.

(k)	“Performance Share” shall mean a Share of Restricted Stock as described in Section 7.1(c).

(l)	“Performance Unit” shall mean a Restricted Stock Unit as described in Section 7.1(c).

(m)	“Restricted Stock” shall mean any Share granted under Article 7 that is subject to certain restrictions and to risk of forfeiture.

(n)
“Restricted Stock Unit” shall mean any right granted under Article 7 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(o)
“Stock Appreciation Right” or “SAR” shall mean any right granted under Article 6 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR.

(p)
“Stock Option” shall mean any right granted under Article 5 to purchase Shares at a specified price during specified time periods. A Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option.

2.2 Other Defined Terms.

(a)	“Affiliate” shall mean any Person or entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, including any Subsidiary.

(b)	“Annual Award Limit” shall have the meaning set forth in Section 4.3.

(c)	“Automatic Exercise” shall have the meaning set forth in Section 6.2.

(d)
“Award Agreement” shall mean a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Agreements may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-

paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(e)	“Board of Directors” or “Board” shall mean the board of directors of the Company.

(f)	“Change of Control” shall have the meaning set forth in Section 13.2.

(g)
“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder.

(h)
“Committee” shall mean a committee of the Board of Directors, whose members are intended to qualify as “independent” directors under the applicable rules of any applicable stock exchange on which the Shares are listed, and except as otherwise determined by the Board, “outside” directors under Section 162(m) of the Code and the regulations thereunder, and “non-employee” directors under the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder, or any successor requirement to any of the foregoing. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan.

(i)	“Company” shall have the meaning set forth in Section 1.1.

(j)
“Covered Employee” shall mean, for any Plan Year, an executive officer of the Company, who shall be thereby considered a potential “covered employee,” as such term is defined in Section 162(m) of the Code and the regulations thereunder, or any successor statute.

(k)	“Effective Date” shall have the meaning set forth in Section 1.1.

(l)	“Employee” shall mean any employee of the Company or any of its Affiliates.

(m)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(n)
“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(o)
“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(p)	“Maximum Share Value” shall have the meaning set forth in Section 6.2.

(q)	“Non-employee Director” shall mean a director of the Company who is not an employee of the Company or an Affiliate.

(r)
“Participant” shall mean any eligible individual as set forth in Section 1.4 to whom an Award is granted under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 15.13 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(s)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(t)	“Plan” shall have the meaning set forth in Section 1.1.

(u)	“Plan Year” shall mean the Company’s fiscal year ended November 30th.

(v)	“Prior Plan” shall mean the CCA Industries, Inc. Amended and Restated Stock Option (Incentive) Plan, as amended to the Effective Date.

(w)
“Share” shall mean a share of common stock of the Company (as such may be reclassified or renamed), and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.4.

(x)
“Subsidiary” shall mean, with respect to a Person, any corporation or other entity in which such Person has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

(y)
“Third Party Service Provider” shall mean any consultant, agent, advisor, or independent contractor who renders services to the Company or any of its Affiliates, which services (a) are not performed in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration
3.1 General. The Committee shall be responsible for administering the Plan in accordance with this Article 3.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to (a) interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan; (b) determine eligibility for Awards; and (c) adopt such rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper; provided, however, that the Board of Directors is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. The Committee’s authority shall include, but not be limited to, the following:

(a)
To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

(b)	To determine whether Awards will be settled in Shares, cash, or in any combination thereof.

(c)
To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(d)	To amend the Plan or an Award as provided in the Plan.

(e)
Generally, to exercise such powers and to perform such acts as the Committee deems necessary, desirable, convenient, or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(f)	To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee.

All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.3 Actions and Interpretations by the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee will be personally liable for any good faith determination, act or omission in connection with the Plan or any Award.

3.4 Advisors. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals.

3.5 Delegation. The Committee may delegate to one or more of its members, one or more officers of the Company or any of its Affiliates, and one or more agents or advisors such administrative duties or powers as it may deem advisable subject to applicable law. The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, authority to do one or both of the following on the same basis as can the Committee: (a) designate Employees and Third Party Service Providers to be recipients of Awards, and (b) determine the terms and conditions of any such Awards; provided, however, that (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an “insider” for purposes of Section 16 of the Exchange Act or who as of the Grant Date is reasonably anticipated to be or become a Covered Employee during the term of the Award; (ii) the resolution providing for such authorization shall set forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.6 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3.5 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Sections 4.2 and 4.4, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 700,000 Shares, plus a number of additional Shares underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are canceled, forfeited or lapse for any reason or which would otherwise be deemed to have become available for future grant of Shares under the Prior Plan pursuant to the terms of the Prior Plan. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 700,000. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

4.2 Share Usage.

(a)	Awards of Stock Options shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one Share for each Share covered by such Awards.

(b)
Awards of Stock Appreciation Rights shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one Share for each Share covered by such Awards.

Upon exercise of Stock Appreciation Rights that are settled in Shares, the number of Shares set forth above (rather than any lesser number based on the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(c)
Full-Value Awards and Dividend Equivalents payable in Shares shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one Share for each Share covered by such Awards.

(d)
Shares withheld or repurchased from an Award to satisfy tax withholding requirements shall not count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements shall be added to the Plan share reserve.

(e)
To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(f)	Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(g)
To the extent that the full number of Shares subject to Full-Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the un-issued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(h)	Substitute Awards granted pursuant to Section 15.4 of the Plan shall not count against the Shares otherwise available for issuance under the Plan.

4.3 Annual Award Limits. The following limits (each an “Annual Award Limit” and collectively, “Annual Award Limits”) shall apply to grants of Awards under the Plan for all participants other than Non-employee Directors:

(a)
Stock Options or Stock Appreciation Rights: The maximum number of Shares with respect to which Stock Options and Stock Appreciation Rights may be granted to any Participant in any Plan Year shall be five hundred thousand (500,000) Shares.

(b)
Restricted Stock or Restricted Stock Units: The maximum number of Shares with respect to which Restricted Stock and Restricted Stock Units (including any Performance Shares and Performance Units) may be granted (or allocated in the case of multi-year performance Awards) to any Participant in any Plan Year shall be five hundred thousand (500,000) Shares.

(c)	Cash-Based Awards: The maximum amount of any Cash-Based Awards that may be paid, credited or vested to any Participant in any Plan Year shall be five million dollars ($5,000,000).

(d)
Other Stock-Based Awards: The maximum number of Shares with respect to which Other Stock-Based Awards may be granted (or allocated in the case of multi-year performance Awards) to any Participant in any Plan Year shall be five hundred thousand (500,000) Shares.

The maximum number of Shares with respect to which any Award may be granted to a Non-employee Director in any Plan Year shall be one-hundred thousand (100,000) Shares.

4.4 Adjustments in Authorized Shares. In the event of any transaction between the Company and its stockholders that causes the per-share value of the Shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under Section 4.1 shall be adjusted proportionately, and the Committee shall, in order to prevent dilution or enlargement of Participants’ rights under the Plan as well as dilution or enlargement of the benefits or potential benefits intended to be made available, substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the exercise price or grant price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee may, in its sole discretion, make such other appropriate adjustments to the terms of any Awards under the Plan to reflect, or related to, such changes or distributions to provide that (i) Awards will be settled in cash rather than Shares, (ii) Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the exercise or grant price of the Award, (v) performance targets and performance periods for Performance Shares or Performance Units will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or Stock Appreciation Rights that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A.

Without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

Article 5.	Stock Options
5.1 Grant of Stock Options. The Committee is hereby authorized to grant Stock Options to Participants. Each Stock Option shall permit a Participant to purchase from the Company a stated number of Shares at an exercise price established by the Committee, subject to the terms and conditions described in this Article 5 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

5.2 Exercise Price. The exercise price per Share under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the Grant Date of such Stock Option (except in the case of a Stock Option issued as a substitute Award pursuant to Section 15.4).

5.3 Prohibition on Repricing. Except as otherwise provided in Section 4.4, the exercise price of a Stock Option may not be reduced, directly or indirectly, by cancellation and regrant, replacement, substitution, surrender or otherwise, without the prior approval of the stockholders of the Company. In addition, the Company may not, without the prior approval of stockholders of the Company, repurchase a Stock Option for value from a Participant if the current Fair Market Value of the Shares underlying the Stock Option is lower than the exercise price per share of the Stock Option.

5.4 Stock Option Term. The term of each Stock Option shall be determined by the Committee at the time of grant; provided, however, that no Stock Option shall be exercisable later than the tenth anniversary of the date of its grant. Notwithstanding the foregoing, for Stock Options granted to Participants outside the United States, the Committee has the authority to grant Stock Options that have a term greater than ten years to the extent required by the applicable local laws of the jurisdictions in which such Stock Options are granted.

5.5 Time of Exercise. Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine at the time of grant.

5.6 Method of Exercise. Stock Options shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which a Stock Option shall be exercised shall be the payment of the exercise price. As determined by the Committee in its sole discretion, the exercise price of any Stock Option shall be payable to the Company in full: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the exercise price; (c) through a “net” exercise, whereby the Company withholds from the Stock Option a number of Shares having a Fair Market Value on the date of exercise equal to some or all of the exercise price; (d) in a cashless (broker-assisted same-day sale) exercise; or (e) by a combination of (a), (b), (c) or (d), or any other method approved or accepted by the Committee in its sole discretion.
The Committee may provide in an Award Agreement that a Stock Option that is otherwise exercisable and has a per share exercise price that is less than the Fair Market Value of a Share on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Stock Option on such exercise date, less the number of Shares required for tax withholding.
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in U.S. dollars.
5.7 No Deferral Feature. No Stock Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Stock Option.

5.8 No Dividend Equivalents. No Stock Option shall provide for Dividend Equivalents.

5.9 Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Non-statutory Stock Option.

Article 6. Stock Appreciation Rights

6.1 Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one Share on the date of exercise over (b) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date of the Stock Appreciation Right (except in the case of a Stock Appreciation Right issued as a substitute Award pursuant to Section 15.4).

Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including a provision that a Stock Appreciation Right that is otherwise exercisable and has a per share grant price that is less than the Fair Market Value of a Share on the last day of its term will be automatically exercised on such final date of the term.

6.2 Stock Appreciation Rights with Maximum Appreciation Limits. The Committee is authorized to grant Stock Appreciation Rights to Participants with a limit on the maximum appreciation value of the Award, by providing that if the Fair Market Value of a Share equals or exceeds a specified amount (the “Maximum Share Value”) on any day during the term of such Award, the vested and unexercised portion of the Award, if any, shall be automatically exercised on such date without further action or notice by the Company or the Participant (an “Automatic Exercise”). Upon such Automatic Exercise, the Participant shall be entitled to receive for each Stock Appreciation Right the excess of (i) the Maximum Share Value over (ii) the grant price of such Award.

6.3 Prohibition on Repricing. Except as otherwise provided in Section 4.4, the exercise price of a Stock Appreciation Right may not be reduced, directly or indirectly, by cancellation and regrant, replacement, substitution, surrender or otherwise, without the prior approval of the stockholders of the Company. In addition, the Company may not, without the prior approval of stockholders of the Company, repurchase a Stock Appreciation Right for value from a Participant if the current Fair Market Value of the Shares underlying the Stock Appreciation Right is lower than the grant price of the Stock Appreciation Right.

6.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be determined by the Committee at the time of grant; provided, however, that no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the date of its grant. Notwithstanding the foregoing, for Stock Appreciation Rights granted to Participants outside the United States, the Committee has the authority to grant Stock Appreciation Rights that have a term greater than ten years to the extent required by the applicable local laws of the jurisdictions in which such Stock Appreciation Rights are granted.

6.5 Time of Exercise. Stock Appreciation Rights shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine at the time of grant.

6.6 No Deferral Feature. No Stock Appreciation Right shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Stock Appreciation Right.

6.7 No Dividend Equivalents. No Stock Appreciation Right shall provide for Dividend Equivalents.

Article 7. Restricted Stock and Restricted Stock Units

7.1Grant of Restricted Stock or Restricted Stock Units.

(a)
General. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants. Each Restricted Stock Unit shall represent the right to receive one Share (or the equivalent value payable in cash, as determined by the Committee) upon a specified future date or event. Restricted Stock Units shall be credited to a notional account maintained by the Company. No Shares are actually awarded to the Participant in respect of Restricted Stock Units on the Grant Date. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

(b)
Award Agreement. Each Award Agreement evidencing a Restricted Stock or Restricted Stock Unit grant shall specify the terms of the period(s) of restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, settlement dates, vesting conditions and such other provisions as the Committee shall determine.

(c)
Performance Shares; Performance Units. Restricted Stock and Restricted Stock Units, the grant of which or lapse of restrictions of which is based upon the achievement of performance goals over a performance period, shall be referred to as “Performance Shares” and “Performance Units,” respectively.

7.2 Voting and Other Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the period of restriction. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, a Participant shall have none of the rights of a stockholder with respect to any Restricted Stock Units granted hereunder until such time as Shares are paid in settlement of such Awards.

7.3 Dividends on Restricted Stock. Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be held by the Company under the same vesting provisions in an account allocated to the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will also be forfeited.

7.4 Forfeiture. Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

Article 8. Other Stock-Based Awards

The Committee is hereby authorized to grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) to Participants in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards shall be referred to as “Other Stock-Based Awards.” Each such Other Stock-Based Award may involve the transfer of actual Shares to Participants or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
Each Other Stock-Based Award shall be expressed in terms of Shares or units or an equivalent measurement based on Shares, as determined by the Committee. If the value of an Other Stock-Based Award will be based on the appreciation of Shares from an initial value determined as of the Grant Date, then such initial value shall not be less than the Fair Market Value of a Share on the Grant Date of such Other Stock-Based Award.

Article 9.	Dividend Equivalents

The Committee is hereby authorized to grant to Participants Dividend Equivalents based on the dividends declared on Shares that are subject to any Full-Value Award. Dividend Equivalents shall be credited as of dividend payment dates during the period between the date the Full-Value Award is granted and the date the Full-Value Award is vested, paid or expired. Such Dividend Equivalents shall be converted to cash, Shares or additional Full-Value Awards by such formula and at such time and subject to such limitations as may be determined by the Committee. Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be held by the Company under the same vesting provisions in an account allocated to the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will also be forfeited.

Article 10.	Non-employee Director Awards

The Committee is hereby authorized to grant Awards to Non-employee Directors, including, but not limited to, Awards of Deferred Stock Units. Each Deferred Stock Unit shall represent a vested right to receive one Share (or the equivalent value in cash or other property in the Committee so provides) at a designated future date and will be credited to a notional account maintained by the Company. Nonemployee Directors shall not be entitled to vote Shares represented by such Deferred Stock Units but shall receive Dividend Equivalents with respect to such Full-Value Awards, which shall be reinvested in additional Deferred Stock Units. Deferred Stock Units shall be converted and settled in Shares in accordance with an election made by the Non-employee Director, which settlement date shall be no earlier than the first anniversary of the date the Non-employee Director ceases to be a director of the Company.
Article 11. Cash-Based Awards

The Committee is hereby authorized to grant Awards to Participants denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards shall be referred to as “Cash-Based Awards.” Each such Cash-Based Award shall specify a payment amount, payment range or a value determined with respect to the Fair Market Value of the Shares, as determined by the Committee.
Article 12 Performance-Based Compensation

12.1 Stock Options and Stock Appreciation Rights. The provisions of the Plan are intended to ensure that all Stock Options and Stock Appreciation Rights granted hereunder shall qualify as Performance-Based Compensation.

12.2 Other Awards. The Committee is authorized to design any other Award, including Restricted Stock, Restricted Stock Units, Cash-Based Awards and Other Stock-Based Awards, so that the Award meets the requirements of this Section 12.2 as Performance-Based Compensation. If the Committee determines that it is advisable to grant Awards to Covered Employees that will not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of this Section 12.2.

(a)
Performance Measures. Performance-Based Compensation (other than Awards of Stock Options or Stock Appreciation Rights) shall be earned, vested and payable (as applicable) based on the achievement of performance goals established by the Committee based on one or more of the following performance measures: (i) net earnings or net income (before or after taxes); (ii) earnings growth or source of earnings; (iii) earnings per share; (iv) net sales (including net sales growth); (v) gross profits or net operating profit; (vi) return measures (including, but not limited to, return on assets, capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital and statutory cash measures); (viii) revenue growth; (ix) earnings before or after taxes, interest, depreciation, and/or amortization; (x) productivity ratios; (xi) Share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets; (xiii) margins (including, but not limited to, gross or operating margins); (xiv) operating efficiency; (xv) customer satisfaction or increase in the number of customers; (xvi) attainment of budget goals; (xvii) division working capital turnover; (xviii) attainment of strategic or operational initiatives; (xix) market share; (xx) cost reductions; (xxi) working capital targets (including, but not limited to, capital ratios, capital or book value metrics); and (xxii) other value-added measures.

Any performance measure may also be (1) used to measure the performance of the Company and/or any of its Affiliates as a whole, any business unit thereof or any combination thereof or (2) compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period may be disregarded for the entire measurement period as determined by the Committee. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of losses (measured by reference to a specific business criterion).

(b)
Establishment of Performance Goals for Covered Employees. No later than ninety (90) days after the commencement of a performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed), the Committee shall establish in writing: (i) the performance criteria applicable to the performance period; (ii) the performance goals for each such performance criterion in terms of an objective formula or standard; (iii) the method for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (iv) the Participants or class of Participants to which such performance goals apply.

(c)
Permitted Exclusions/Inclusions. Any performance measure may adjust for such non-GAAP, special, recurring or nonrecurring, and/or other items, as may be determined by the Committee in its sole discretion. Without limiting the foregoing, when establishing the performance goals with respect to Performance-Based Compensation, the Committee may provide in any Award that the evaluation of performance goals shall exclude or otherwise adjust for any specified circumstance, event or item that occurs during or is otherwise applicable to a performance period. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(d)
Adjustment of Performance-Based Compensation. The Committee shall retain the discretion to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance. Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. Notwithstanding the foregoing, the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or disability, or (ii) the occurrence of a Change of Control.

(e)
Certification of Performance. Any payment of an Award designed to qualify as Performance-Based Compensation shall be conditioned on the written certification of the Committee that the performance goals and any other material terms applicable to such performance period have been satisfied.

(f)
Reapproval of Performance Measures. Performance measures listed in Section 12.2(a) may not be used in designing Awards intended to qualify as Performance-Based Compensation after the first stockholder meeting that occurs in the fifth year following the last stockholder approval of the Plan, unless stockholder approval of such performance measures is again obtained or applicable tax and securities laws change to provide otherwise.

Article 13. Change of Control

13.1 Change of Control of the Company. Unless the Committee otherwise determines, if a Successor Entity in a Change of Control Assumes and Maintains an Award, the Award will not automatically vest and pay out upon the Change of Control. In addition, unless the Committee shall determine otherwise (in the Award Agreement or otherwise), or unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or stock exchange on which the Shares are listed, upon the occurrence of a Change of Control in which the Successor Entity fails to Assume and Maintain an Award as defined in Section 13.2:

(a)
Time-Vested Awards. Awards, the vesting of which depends upon a participant’s continuation of service for a period of time, shall fully vest as of the effective date of the Change of Control; shall be distributed or paid to the participant within thirty (30) days following the date of the Change of Control in cash, Shares, other securities, or any combination, as determined by the Committee; and shall thereafter terminate; provided, however, that if the Award is denominated in Shares, the amount distributed or paid shall equal the difference between the Fair Market Value of the Shares on the date of the Change of Control and, if applicable, the exercise price, grant price or unpaid purchase price as of the date of the Change of Control;

(b)
Performance-Based Awards. Awards, the vesting of which is based on achievement of performance criteria, shall fully vest as of the effective date of the Change of Control; shall be deemed earned based on the target performance being attained for the performance period in which the Change of Control occurs; shall be distributed or paid to the participant within thirty (30) days following the date of the Change of Control, pro rata based on the portion of the performance period elapsed on the date of the Change of Control, in cash, Shares, other securities, or any combination, as determined by the Committee; and shall thereafter terminate; provided, however, that if the Award is denominated in Shares, the amount distributed or paid shall equal the difference between the Fair Market Value of the Shares on the date of the Change of Control and, if applicable, the exercise price of the Stock Option, grant price of the Stock Appreciation Right or unpaid purchase price of the Full-Value Award as of the date of the Change of Control.

13.2 Change of Control Definitions.

(a)
“Assume and Maintain.” A Successor Entity shall be deemed to have assumed and maintained an Award under this Plan if the Successor Entity substitutes an Award under this Plan or an award under a Successor Entity plan having equivalent value, terms and conditions as the original Award, or otherwise assumes the obligations under and/or equitably adjusts such original Award. The Committee shall have the sole authority to determine whether the proposed assumption of an Award by a Successor Entity meets the requirements listed in this Section 13.2(a).

(b)	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(c)	“Change of Control” shall mean the occurrence of any of the following events:

(i)
Any Person becomes the Beneficial Owner of *[*current CCA Plan and award agreements use 20%; for Code Section 409A purposes you need at least 30%]* * thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 13.2(c), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, including without limitation, a public offering of securities; (B) any acquisition by the Company or any of its Affiliates; (C) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Affiliates; or (D) any acquisition by any corporation pursuant to a transaction which complies with Section 13.2(c)(iii);

(ii)
Individuals who constitute the Board of Directors as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director of the Company subsequent to the Effective Date whose election to the Board of Directors, or nomination for election by the Company’s stockholders, was approved by a vote of (A) at least a majority of the directors then comprising the Incumbent Board, (B) a vote of at least a majority of any nominating committee of the Board of Directors, which nominating committee was designated by a vote of at least a majority of the directors then comprising the Incumbent Board, or (C) in the case of a director appointed to fill a vacancy in the Board of Directors, at least a majority of the directors entitled to appoint such director (so long as at least a majority of such directors voting in favor of the director filling the vacancy are themselves members of (or considered to be pursuant to this definition members of) the Incumbent Board) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board of Directors;

(iii)
Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination, all or substantially all of the individuals and entities who were the Beneficial Owners of the Company voting securities entitled to vote generally in an election of the Company’s directors (“Outstanding Company Voting Securities”)

outstanding immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of the Company’s directors of the corporation or entity resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; or

(iv)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

In the event that the foregoing definition of “Change of Control” is inconsistent with the definition of change of control under Section 409A of the Code, the definition of change of control under Section 409A shall govern.
Article 14. Duration, Rescission, Amendment, Modification, Suspension, and Termination

14.1 Duration of Plan. Unless sooner terminated as provided in Section 14.2, the Plan shall terminate on the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Option may be granted more than ten years after the Effective Date.
14.2 Amendment, Modification, Suspension and Termination of Plan. The Board of Directors may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders, no action shall be taken that would (a) increase the total number of Shares available for issuance under the Plan or the Annual Award Limits, except as provided in Section 4.4; (b) permit the exercise price or grant price of any Stock Option, Stock Appreciation Right or Other Stock-Based Award the value of which is based on the appreciation of Shares from the Grant Date (i) to be less than Fair Market Value (except as may be permitted by Section 5.2, 6.1, or Article 8), or (ii) to be repriced, replaced, or regranted through cancellation (except as may be permitted by Section 15.4) or by lowering the exercise price or grant price; (c) change the performance measurements listed in Section 12.2(a); or (d) otherwise constitute a material change to the Plan under any stock exchange rules then applicable to the Shares. No such action shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. After the Plan is terminated in accordance with this Section 14.2, no Award may be granted but any Award previously granted shall remain outstanding in accordance with the terms and conditions of the Plan and the Award.
14.3 Amendment, Modification, Suspension, and Termination of Awards. The Committee shall have the authority at any time and from time to time, alter, amend, modify, suspend or terminate the terms and conditions of any Award; provided, however, that no such action shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without stockholder approval
14.4 Compliance Amendments. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 14.4 to any Award granted under the Plan without further consideration or action.

Article 15 General Provisions

15.1Settlement of Awards; No Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. Awards may be settled in cash, Shares, other securities, additional Awards or any combination, regardless of whether such Awards are originally denominated in cash or Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

15.2 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, in cash or Shares (including “sell to cover” arrangements), the minimum statutory amount to satisfy federal, state, and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

15.3 Share Withholding. With respect to withholding required upon the exercise of Stock Options or Stock Appreciation Rights, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, upon the achievement of performance goals related to Performance Shares and Performance Units, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined not greater than minimum statutory total tax that could be imposed on the transaction.

15.4 Substitution of Share-Based Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

15.5 Transferability of Awards. Except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent or distribution and any attempt to enforce such a purported sale, transfer, pledge, alienation or hypothecation shall be void. Should the Committee permit transferability of an Award (other than a transfer for value, which shall not be permitted), it may do so on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Unless transferability is permitted, Stock Options and Stock Appreciation Rights may be exercised by a Participant only during his or her lifetime. If the Committee permits any Stock Option or Stock Appreciation Right to be transferred, references in the Plan to the exercise of a Stock Option or Stock Appreciation Right by the Participant or payment of any amount to the Participant shall be deemed to include the Participant’s transferee.

15.6 Termination of Service; Forfeiture Events.

(a)
Termination of Service. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, each Award Agreement shall specify the effect of a Participant’s termination of service with the Company and any of its Affiliates, including specifically whether the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment, in addition to the effect on any otherwise applicable vesting or performance conditions of an Award. Such provisions shall be determined in the Committee’s sole discretion, need not be uniform and may reflect distinctions based on the reasons for termination.

Unless otherwise determined by the Committee in its discretion, or as may otherwise be set forth in any applicable Award Agreement with respect to a referenced termination of service of a Participant (including the impact thereof on the applicable Award thereunder), the following subsections (i) and (ii) shall apply to outstanding Awards of a Participant:
(i)    Cause. To the extent that there is an employment, severance or other written agreement governing the relationship between the Participant and the Company or an Affiliate which contains a definition of “Cause,” then Cause shall mean “Cause” under such agreement; otherwise, “Cause” shall mean the Participant’s termination of employment by the Company or an Affiliate on account of any one or more of the following:

(a)	any failure by the Participant substantially to perform the Participant’s employment duties;

(b)	any excessive unauthorized absenteeism by the Participant;

(c)	any refusal by the Participant to obey the lawful orders of the Board or any other person or committee to whom the Participant reports;

(d)	any act or omission by the Participant that is or may be materially injurious to the Company, monetarily or otherwise;

(e)	any act by the Participant that is materially inconsistent with the best interests of the Company;

(f)	the Participant’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(g)	the Participant’s unauthorized disclosure to any person or entity of any confidential or proprietary information of the Company or its Affiliates;

(h)	the Participant’s commission of any felony or any other crime involving moral turpitude; or

(i)	the Participant’s commission of any act involving dishonesty or fraud.
Notwithstanding the foregoing, in determining whether a termination of employment by reason of Cause has occurred pursuant to the above, for the purposes of a Participant’s termination of employment within one (1) year following a Change in Control, reference shall be made solely to subsections (b), (c), (d), (f), (g), (h) or (i) above.
Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause for purposes of the Plan or any Award shall be made by the Committee in its discretion. If, subsequent to a Participant’s voluntary termination of employment or involuntary termination of employment without Cause, it is discovered that the Participant’s employment could have been terminated for Cause under subsections (d), (f), (g), (h) or (i) above, the Committee may deem such Participant’s employment to have been terminated for Cause, and in such case the Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.
(ii) Termination of Employment; Death Subsequent to a Termination of Employment,
(1)    General Rule. Except to the extent otherwise provided in paragraphs (2), (3), (4) or (5) of this subsection (ii) or in connection with a termination of employment following a Change in Control, a Participant who incurs a termination of employment may exercise any outstanding Option or Stock Appreciation Right on the following terms and conditions: (i) exercise may be made only to the extent that the Participant was entitled to exercise the Award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the Award.
(2)    Dismissal for Cause; Resignation. If a Participant incurs a termination of employment as a result of Cause, all outstanding Options, Stock Appreciation Rights, and other Awards, shall immediately terminate upon the commencement of business on the date of the Participant’s termination of employment.
(3)    Disability. If a Participant incurs a termination of employment by reason of a disability (as defined below), then any outstanding Option or Stock Appreciation Right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Participant was entitled to exercise the Award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the first anniversary of the Participant’s termination of employment, or (B) the original expiration date of the Award. For this purpose “disability” shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant’s position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in Section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its absolute discretion.
(4)    Death.
(i)    Termination of employment as a Result of Participant’s Death. If a Participant incurs a termination of employment as the result of death, then any outstanding Option or Stock Appreciation Right shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the Participant was entitled to exercise the Award on the date of death; and (B) exercise must occur by the earlier of (1) the first anniversary of the Participant’s termination of employment, or (2) the original expiration date of the Award.
(ii)    Death Subsequent to a Termination of Employment. If a Participant terminates employment after age 65 and dies within the three-month period following such termination of employment, then the Award shall remain exercisable until the earlier to occur of (A) the first anniversary of the Participant’s date of death or (B) the original expiration date of the Award.
(5)    Special Rules for Incentive Stock Options. No Option that remains exercisable for more than three months following a Participant’s termination of employment for any reason other than death (including death within three months after the termination of employment) or disability, or for more than one year following a Participant’s termination of employment as the result of death or disability, may be treated as an Incentive Stock Option.
(6)    Committee Discretion. The Committee, in the applicable Award Certificate, may waive or modify the application of the foregoing provisions of this Section.
(5)    Effect of a Change in Control. Upon the occurrence of a Change of Control a Participant who incurs a termination of employment for any reason, other than a dismissal for Cause, concurrent with or within one (1) year following the Change of Control, may exercise any outstanding Option or Stock Appreciation Right, but only to the extent that the Participant was entitled to exercise the Award on the Participant’s termination of employment date, until the earlier of (A) the original expiration date of the Award and (B) the later of the date provided for under the above terms of this subsection (ii) above and the first anniversary of the Participant’s termination of employment.

(b)
Leave of Absence. Whether military, government or other service or other leave of absence shall constitute a Participant’s termination of service shall be determined in each case by the Committee at its discretion, and any determination by the Company shall be final and conclusive, provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(c)
Forfeiture Events. An Award Agreement may also specify other events that may cause a Participant’s rights, payments and benefits with respect to an Award to be subject to reduction, cancellation, forfeiture, or recoupment, or which may affect any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

15.7 Special Provisions Related to Section 409A of the Code.

(a)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Agreement by reason of the occurrence of a Change of Control, or the Participant’s disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change of Control, disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition), or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award. If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Agreement that is permissible under Section 409A.

(b)
Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)
if the payment or distribution is payable in a lump sum, the Participant’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service; and

(ii)
if the payment or distribution is payable over time, the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated and the Participant’s right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service, whereupon the accumulated amount will be paid or distributed to the Participant and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) may be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(c)
If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(d)
Eligible Participants who are service providers to an Affiliate may be granted Stock Options or Stock Appreciation Rights under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

(e)
Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Section 409A of the Code, and would cause the Participant to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company may reform the Plan and Award to maintain to the maximum extent practicable the original intent of the Plan and Award without violating the requirements of Section 409A of the Code.

(f)
If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(g)
The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

15.8 Share Certificates. If an Award provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which the Shares are listed. Shares issued in connection with Awards of Restricted Stock may, to the extent deemed appropriate by the Committee, be retained in the Company’s possession until such time as all conditions or restrictions applicable to such Shares have been satisfied or lapse.

15.9 Electronic Delivery of Documents. The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, Plan prospectuses) and all other documents that the Company is required to deliver to its stockholders (including without limitation, annual reports and proxy statements).

15.10 Compliance with Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Shares are then listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
15.11 Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

15.12 No Right to Continued Service. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any Participant’s employment or service at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither any Award nor any benefits arising under the Plan shall constitute an employment or consulting contract with the Company or any of its Affiliates and, accordingly, subject to Article 14, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board of Directors or Committee, as applicable, without giving rise to any liability on the part of the Company or any of its Affiliates.

15.13 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit, subject to the terms and conditions of the Plan and any Award Agreement applicable to the Participant. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, amounts due under the Plan remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
15.14 Other Compensation Plans or Arrangements. The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

15.15 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

15.16 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.17 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

15.18 Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board of Directors or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

15.19 No Constraint on Corporate Action. Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company’s or its Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company or its Affiliate to take any action which such entity deems to be necessary or appropriate.

15.20 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

15.21 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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CCA INDUSTRIES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Richard Kornhauser and Stanley Kreitman, and each of them, as proxies and attorneys in fact, with full power of substitution, to represent and vote all shares of common stock of CCA Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of CCA INDUSTRIES, INC., to be held at the office of CCA Industries, Inc. 65 Challenger Road, Suite 340, Ridgefield Park, NJ on August 13, 2015 at 2 p.m., as directed on the reverse side upon the proposals, and in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof (all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged).

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CCA INDUSTRIES, INC. UNLESS OTHERWISE SPECIFIED, IT WILL BE VOTED “FOR” THE ELECTION OF RICHARD KORNHAUSER, STEPHEN A. HEIT AND JOSEPHINE BELLI AS DIRECTORS, "FOR" THE ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION, “FOR” THE APPROVAL OF 2015 CCA INDUSTRIES, INC. INCENTIVE PLAN, “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AND IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side)

1.1

14475

ANNUAL MEETING OF SHAREHOLDERS OF

CCA INDUSTRIES, INC.

To Be Held On:

August 13, 2015 at 2:00 p.m.

65 Challenger Road, Suite 340, Ridgefield Park, NJ

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report
are available at http://www.ccaindustries.com/2015

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330303000000000000 7 081315

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE FOR PROPOSALS 1, 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Richard Kornhauser
- ○ Stephen A. Heit
- ○ Josephine Belli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

To grant the proxy the power to vote in his discretion upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy will be voted as directed. Unless otherwise directed, this Proxy will be voted for all proposals as indicated on the opposite side of this proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

CCA INDUSTRIES, INC.

To Be Held On:

August 13, 2015 at 2:00 p.m.

65 Challenger Road, Suite 340, Ridgefield Park, NJ

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report are available at http://www.ccaindustries.com/2015

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330303000000000000 7 081315

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE FOR PROPOSALS 1, 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Richard Kornhauser
- ○ Stephen A. Heit
- ○ Josephine Belli

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To grant the proxy the power to vote in his discretion upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy will be voted as directed. Unless otherwise directed, this Proxy will be voted for all proposals as indicated on the opposite side of this proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.